UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Perceptron, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

47827 Halyard Drive
Plymouth, Michigan 48170-2461
(734) 414-6100
Facsimile: (734) 414-4700

September 29, 2015

Dear Perceptron Shareholder:

You are cordially invited to attend the 2015 Annual Meeting of Shareholders of Perceptron, Inc. (the “Company”) to be held on Tuesday, November 10, 2015, at 9:00 a.m., local time, at 47827 Halyard Drive, Plymouth, Michigan 48170.

The attached notice of the meeting and Proxy Statement describe the items of business to be transacted:

(a)	The election of seven directors,

(b)	The ratification of the First Amended and Restated Rights Plan,

(c)	The approval of an amendment to the Amended and Restated Bylaws regarding advance notice provisions for shareholder business and director nominations,

(d)	The approval of an amendment to the Amended and Restated Bylaws regarding the authority of the Board of Directors of the Company to amend the Amended and Restated Bylaws,

(e)	A non-binding resolution to approve the compensation of our named executive officers, and

(f)	The ratification of the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2016,

(g)	Such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors encourages you to read the Proxy Statement carefully. We have also made available a copy of our Annual Report for fiscal year 2015. We encourage you to read the Annual Report, which includes information about our business and products, as well as our audited financial statements.

After the formal business session at the Annual Meeting of Shareholders, there will be a report to the shareholders on the progress of the Company along with a discussion period. I look forward to seeing you at the Annual Meeting and hope you will make plans to attend. Whether or not you plan to attend the meeting, I urge you to sign, date and return the accompanying proxy in the postage-paid envelope enclosed for your convenience so that as many shares as possible may be represented at the meeting. No postage is required if the envelope is mailed in the United States.

Sincerely,

Jeffrey M. Armstrong
President and Chief Executive Officer

47827 Halyard Drive, Plymouth, Michigan 48170

NOTICE OF THE 2015 ANNUAL MEETING OF SHAREHOLDERS

TIME AND DATE	9:00 a.m., Eastern Time, on Tuesday, November 10, 2015

PLACE	Perceptron, Inc. Corporate Headquarters 47827 Halyard Drive Plymouth, MI 48170

ITEMS OF BUSINESS	1. To elect seven directors to serve until the 2016 Annual Meeting of Shareholders and until their successors are elected and qualified;

2. To ratify the First Amended and Restated Rights Plan;

3. To approve the amendment to the Amended and Restated Bylaws regarding advance notice provisions for shareholder business and director nominations;

4. To approve the amendment to the Amended and Restated Bylaws regarding the authority of the Board of Directors of the Company to amend the Amended and Restated Bylaws;

5. To approve the compensation of our named executive officers;

6. To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for fiscal 2016; and

7. To transact such other business as may properly come before the meeting or any adjournments thereof.

RECORD DATE	In order to vote, you must have been a shareholder at the close of business on September 18, 2015.

PROXY VOTING	It is important that your shares be represented and voted at the Annual Meeting. If you hold your shares beneficially in street name with a broker, you can vote your shares electronically via the Internet or by telephone. If you are a shareholder of record you can vote your shares by completing and returning the proxy card or voting instruction card. Voting instructions are printed on your proxy card and included in the accompanying Proxy Statement. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

A certified list of shareholders entitled to vote at the meeting will be available for examination by any shareholder during the meeting at the corporate offices at 47827 Halyard Drive, Plymouth, Michigan 48170.

A copy of the 2015 Annual Report for the fiscal year ended June 30, 2015 and Proxy Statement accompanies this notice.

By the Order of the Board of Directors

Thomas S. Vaughn
Secretary
September 29, 2015

The vote of every shareholder is important, and your cooperation in promptly voting by returning your marked, dated and signed proxy will be appreciated. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. Your proxy will, however, help to assure a quorum and to avoid added proxy solicitation costs.

PERCEPTRON, INC.

2015 ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

PROXY STATEMENT

_____________________________

PERCEPTRON, INC.

2015 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AT 9:00 A.M. ON NOVEMBER 10, 2015

_____________________________

introduction

This Proxy Statement and the accompanying Notice of the 2015 Annual Meeting of Shareholders, 2015 Annual Report and proxy card are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Perceptron, Inc., a Michigan corporation (the “Company”). The proxies are being solicited for use at the 2015 Annual Meeting of Shareholders (“Annual Meeting”) to be held at the Company’s corporate offices on Tuesday, November 10, 2015, at 9:00 a.m., local time, and at any adjournment of that meeting. The Company’s corporate offices are located at 47827 Halyard Drive, Plymouth, Michigan 48170, and the Company’s telephone number is (734) 414-6100. The Company expects that this Proxy Statement and the accompanying materials will be first sent or given to shareholders on or about October 2, 2015.

Only shareholders of record of the Company’s Common Stock, $0.01 par value (the “Common Stock”) at the close of business on September 18, 2015 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. Shareholders of record on the Record Date are entitled to one vote per share on any matter that may properly come before the Annual Meeting. As of the Record Date, there were 9,352,628 shares of Common Stock outstanding and entitled to vote. The Company has no other class of stock outstanding. The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. See “Share Ownership of Management and Certain Shareholders” for a description of the beneficial ownership of the Common Stock.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 10, 2015.

•	The Notice of the 2015 Annual Meeting of Shareholders, Proxy Statement and our 2015 Annual Report are available at http://www.astproxyportal.com/ast/05067/. The Notice of the 2015 Annual Meeting of Shareholders, Proxy Statement, our 2015 Annual Report and form of proxy were distributed via mail and made available via the Internet to shareholders on or about October 2, 2015.

Directors, officers and other employees of the Company may solicit, without additional compensation, proxies by any appropriate means, including personal interview, mail, telephone, courier service and facsimile transmissions. Although the Company does not anticipate retaining a proxy solicitation firm to aid in solicitation of Proxies from its shareholders, if such a firm is retained, it would be paid customary fees and would be reimbursed for out-of-pocket expenses. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Common Stock to forward proxy soliciting material to the beneficial owners of such shares and the Company will reimburse such record holders for their reasonable expenses incurred in connection therewith. The cost of soliciting proxies, including the preparation, assembling and mailing of the Notice of the 2015 Annual Meeting of Shareholders, the Proxy Statement, the 2015 Annual Report and the accompanying proxy card, as well as the cost of forwarding such material to the beneficial owners of Common Stock, will be borne by the Company. Only one Notice of the 2015 Annual Meeting of Shareholders, Proxy Statement and Annual Report, as applicable, will be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. Upon written or oral request from a shareholder who shares an address with another shareholder, the Company shall deliver a separate copy of the Notice of the 2015 Annual Meeting of Shareholders, Proxy Statement and 2015 Annual Report. Shareholders can call or write the Company for a separate notice, annual report or proxy statement for the 2015 Annual Meeting or for a future meeting of shareholders at (734) 414-6100 or 47827 Halyard Drive, Plymouth, MI 48170-2461. Similarly, those shareholders who share an address and wish to receive only one copy of the notice, annual report or proxy statement when they are receiving multiple copies can also call or write the Company at the number and address given above.

Shares may be voted by record holders in two separate ways as follows: (i) by completing and mailing the proxy, or (ii) by ballot at the Annual Meeting. Shares represented by a duly executed proxy, unless previously revoked, will be voted at the Annual Meeting in accordance with the instructions of the shareholder thereon if the proxy is received by the Company before the close of business on November 9, 2015. Shares represented by a proxy received after this time will be voted if the proxy is received by the Company in sufficient time to permit the necessary examination and tabulation of the proxy before the vote of shareholders is taken. IF NO INSTRUCTIONS ARE PROVIDED ON A PROXY RETURNED BY THE SHAREHOLDER, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS NAMED IN THIS PROXY STATEMENT, “FOR” THE RATIFICATION OF THE FIRST AMENDED AND RESTATED RIGHTS PLAN, “FOR” THE APPROVAL OF THE AMENDMENT TO THE BYLAWS TO ADD ADVANCE NOTICE PROVISIONS FOR SHAREHOLDER BUSINESS AND DIRECTOR NOMINATIONS, “FOR” THE APPROVAL OF THE AMENDMENT TO THE BYLAWS REGARDING THE BOARD OF DIRECTORS’ AUTHORITY TO AMEND THE BYLAWS, “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AND “FOR” THE RATIFICATION OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM DESCRIBED IN THIS PROXY STATEMENT. A proxy also gives Messrs. Jeffrey M. Armstrong and Thomas S. Vaughn discretionary authority, to the extent permitted by law, to vote all shares of Common Stock represented by the proxy on any other matter that is properly presented for action at the meeting; however, the Board does not intend to present any other matters at the Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at the Company’s corporate offices at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person, if the shareholder is a shareholder of record (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

1

If a shareholder owns shares through a bank or brokerage firm in street name, the shareholder’s bank or brokerage firm is required to vote the shares according to the shareholder’s instructions. In order to vote the shares, a shareholder will need to follow the directions the bank or brokerage firm provides. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by the bank or brokerage firm on its vote instruction form. Under the rules of The New York Stock Exchange (“NYSE”), if a shareholder does not give instructions to a brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” matters that are deemed by the NYSE to be routine (e.g., the ratification of the appointment of independent auditors), but it will not be allowed to vote shares with respect to certain “non-discretionary” items. If a shareholder does not provide voting instructions to a broker with respect to non-discretionary items such as the election of directors, ratification of the First Amended and Restated Rights Plan, approval of the amendment to the Bylaws to add advance notice provisions for shareholder business and director nominations, approval of the amendment to the Bylaws regarding the Board’s authority to amend the Bylaws or the advisory vote on executive compensation, the shares will not be voted for any such proposal. In such case, the shares will be treated as “broker non-votes.” The ratification of the Company’s independent auditors is considered a routine matter, so a bank or broker will have discretionary authority to vote such shares held in street name on that proposal. A broker non-vote may also occur if a broker fails to vote shares for any reason.

Abstentions, broker non-votes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters from the beneficial owner) and withheld votes with respect to the election of directors, are counted only for purposes of determining whether a quorum is present at the 2015 Annual Meeting. Broker non-votes and withheld votes will be excluded entirely from the vote on the election of directors and will, therefore, have no effect on the election. Directors are elected by a plurality of the votes cast, so that only votes cast “for” directors are counted in determining which directors are elected. The ratification of the First Amended and Restated Rights Plan, the approval of an amendment to the Amended and Restated Bylaws (the “Bylaws”) regarding advance notice provisions for shareholder business and director nominations, the approval of an amendment to the Bylaws regarding the authority of the Board of Directors of the Company to amend the Bylaws, advisory vote on executive compensation and the ratification of the Company’s independent auditors require a majority of the votes cast on the matters. For purposes of determining the number of votes cast with respect to the ratification of the First Amended and Restated Rights Plan, the approval of an amendment to the Bylaws regarding advance notice provisions for shareholder business and director nominations, the approval of an amendment to the Bylaws regarding the authority of the Board of Directors of the Company to amend the Bylaws, the advisory vote on executive compensation and the ratification of the Company’s independent auditors, only those cast “for” or “against” are included, and abstentions and broker non-votes are not counted for this purpose.

2

MATTERS TO COME BEFORE THE MEETING

PROPOSAL 1— ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES

At the Annual Meeting, Shareholders will be asked to elect a Board of seven directors to hold office, in accordance with the Bylaws of the Company, until the 2016 annual meeting and until the election and qualification of their successors, or until their resignation or removal. The shares represented by properly executed proxies will be voted in accordance with the specifications made therein. PROXIES WILL BE VOTED “FOR” THE ELECTION OF SUCH NOMINEES UNLESS THE SPECIFICATION IS MARKED ON THE PROXY INDICATING THAT AUTHORITY TO DO SO IS WITHHELD. If a nominee is unable to serve or, for good cause, will not serve, the proxy confers discretionary authority to vote with respect to the election of any person to the Board. The nominees receiving a plurality of votes cast at the Annual Meeting will be elected to the Board. Shares may not be voted cumulatively for the election of directors.

The nominees named below have been selected by the Board of the Company. Each of the nominees is currently a director of the Company. The following table sets forth information regarding the nominees for election to the Company’s Board. In addition, a description of the specific experience, qualifications, attributes and skills that led our Board to conclude that each of the nominees and each of the continuing members of the Board should serve as a director follows the biographical information of each nominee below.

Name and Age	Position, Principal Occupations and Other Directorships
W. Richard Marz, 71

Director since 2000 and Chairman of the Board since January 2008. Mr. Marz has been President of MMW Group, a private technology consulting group he founded, since 2006. From August 2005 to August 2006, he was a technical consultant to LSI Corporation (“LSI”), and prior to that time he was Executive Vice President, Worldwide Strategic Marketing (December 2003 to August 2005), Executive Vice President, Communications and ASIC Technology (July 2001 to December 2003) and Executive Vice President, Geographic Markets (May 1996 to July 2001) of LSI. LSI is a semiconductor manufacturer. Mr. Marz served as a director of one other public company, Lattice Semiconductor, Inc., during the past five years.

Mr. Marz brings to the Company extensive sales, marketing and engineering experience in semiconductor and related industries. Mr. Marz managed the field applications engineering activities in two corporations and the corporate marketing functions in two global semiconductor companies. Mr. Marz also brings significant governance experience to the Company by way of his service on the boards of directors of various public and private companies.

Jeffrey M. Armstrong, 53

Director since 2013. Mr. Armstrong has been President and Chief Executive Officer of the Company since November 2013. Prior to that he served as Vice President and General Manager of DRS Consolidated Controls, Inc., a subsidiary of Finmeccanica SpA, an Italian conglomerate, from October 2008 to June 2013. From February 2007 to October 2008, Mr. Armstrong was Vice President of Engineering and Operations for DRS Power and Control Technologies, Inc. DRS Consolidated Controls is focused on the development and delivery of highly engineered machinery control systems and services for global industrial and government energy customers. Prior to joining DRS, Mr. Armstrong served in various management roles at General Dynamics Corporation from August 2001 to February 2007. Mr. Armstrong was a submarine officer in the United States Navy from February 1987 to August 2001.

Mr. Armstrong brings to the Board significant operational, engineering and leadership experience gained through his experience as the Company’s President and Chief Executive Officer and as an executive in industry and the military.

3

Name and Age	Position, Principal Occupations and Other Directorships
Kenneth R. Dabrowski, 72

Director since 1999. Mr. Dabrowski has been President of the Durant Group, L.L.C., a management consulting firm, since January 1999. He is Chairman of the Advisory Board of American Industrial Partners, a New York based private equity firm. From 2005 to 2010, Mr. Dabrowski was a partner at American Industrial Partners. He was a member of the faculty at Massachusetts Institute of Technology from June 1999 to January 2005. Mr. Dabrowski was Vice President, Global Quality and Process Leadership, Ford Automotive Operations of Ford Motor Company from September 1996 to January 1999.

Mr. Dabrowski brings to the Board extensive engineering, product development, quality, information technology and automotive operations experience, as well as mergers and acquisitions experience from his work in private equity.

Philip J. DeCocco, 77

Director since 1996. Mr. DeCocco has been President of Sturges House, LLC, a company founded by Mr. DeCocco, since 1983. Sturges House, LLC offers executive recruiting and management consulting services in human resources, strategic planning, executive development and organization design and development to various companies.

Mr. DeCocco’s extensive senior level human resources and consulting experience provides the Board with valuable insights and guidance in the human resources arena, including executive compensation and benefits, the development and succession of management, human resources strategy, and specific human resources and strategic planning matters.

C. Richard Neely, Jr., 61

Director since 2014. Mr. Neely has been Senior Vice President and Chief Financial Officer at Intermolecular, Inc., an intellectual property development and services company, since October 2013. From August 2012 to June 2013, Mr. Neely was Executive Vice President and Chief Financial Officer at Tessera Technologies Inc., a company that develops, invests in, licenses and delivers innovative miniaturization technologies and products for next-generation electronic devices. Mr. Neely served as Chief Financial Officer and Vice President of Supply Chain at Livescribe, Inc. from February 2011 to August 2012 and Senior Vice President and Chief Financial Officer at Monolithic Power Systems, Inc. from 2005 to January 2011. Mr. Neely served as a director of one other public company, Aviza Technology, Inc., during the past five years.

Mr. Neely’s extensive financial and executive management experience and financial expertise provide important insight to the Board.

Robert S. Oswald, 74

Director since 1996. Mr. Oswald has been Chief Executive Officer and a director of Paice, LLC, which is in the business of developing hybrid electric power train technology, since March 2006. Mr. Oswald was Chairman, Bendix Commercial Vehicle Systems, LLC, a manufacturer of air brakes and other safety systems, from October 2003 to December 2009 and served as Chairman and Chief Executive Officer from March 2002 to September 2003. Mr. Oswald was Chairman, President and Chief Executive Officer of Robert Bosch Corporation, a manufacturer of automotive components and systems, and a member of the Board of Management of Robert Bosch, GmbH from July 1996 to December 2000. Mr. Oswald served as a director of one other public company, Dura Automotive Systems, Inc., during the past five years.

Mr. Oswald brings a deep understanding of the automotive and commercial products industries from his many years serving in senior leadership roles at automotive and commercial product companies, as well as technical expertise from his engineering education and various operational positions throughout his career.

4

Name and Age	Position, Principal Occupations and Other Directorships
Terryll R. Smith, 65

Director since 1996. Mr. Smith has been President and Chief Executive Officer of Water Security Corp., an early stage technology start-up focused on drinking water applications, since January 2007. He was President and Chief Executive Officer of Novation Environmental Technologies Inc., a water purification company, from January 2000 to January 2007. From 1998 to 1999, Mr. Smith was President and Chief Executive Officer of picoNetworks, an integrated circuits and software services company. From 1989 to 1998, Mr. Smith held various senior sales and marketing positions including Group Vice President, Sales and Marketing, Group Vice President, Applications Solutions Products and Vice President, International Sales and Marketing with Advanced Micro Devices, Inc., a manufacturer of integrated circuits.

Mr. Smith brings considerable sales and marketing experience to the Board including extensive experience in international markets.

Director Compensation for Fiscal 2015

The following table provides information as to compensation paid by the Company for services rendered in all capacities to the Company and its subsidiaries during the fiscal year ended June 30, 2015 (“fiscal 2015”) by the members of our Board of Directors, other than Mr. Armstrong, whose compensation is described under “Compensation of Executive Officers.” All payments to members of the Board of Directors set forth in the table are made pursuant to the standard director compensation arrangements described under “Standard Director Compensation Arrangements.”

DIRECTOR COMPENSATION FOR FISCAL 2015

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)(2)	Total ($)
W. Richard Marz	100,000	24,993	124,993
David J. Beattie(3)	22,500	0	22,500
Kenneth R. Dabrowski	61,000	24,993	85,993
Philip J. DeCocco	66,000	24,993	90,993
C. Richard Neely, Jr.	63,000	24,993	87,993
Robert S. Oswald	62,250	24,993	87,243
Terryll R. Smith	59,875	24,993	84,868

(1)	Represents the full grant date fair value associated with restricted stock awards awarded prior to the end of fiscal 2015 calculated in accordance with FASB ASC Topic 718, excluding any forfeiture reserves recorded for these awards. There can be no assurance that the FASB ASC Topic 718 restricted stock award amounts shown above will ever be realized. The assumptions we used to calculate these amounts are included in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2015. See “Standard Director Compensation Arrangements” below for a description of these restricted stock awards.

(2)	At June 30, 2015, the members of our Board of Directors, other than Mr. Armstrong, held the following aggregate number of stock options and restricted stock awards:

Name	Stock Options	Stock Awards
W. Richard Marz	82,000	2,369
David J. Beattie	0	0
Kenneth R. Dabrowski	32,000	2,369
Philip J. DeCocco	40,000	2,369
C. Richard Neely, Jr.	8,000	2,369
Robert S. Oswald	40,000	2,369
Terryll R. Smith	24,000	2,369

(3)	Mr. Beattie did not stand for reelection at the 2014 Annual Meeting of the Shareholders.

5

Standard Director Compensation Arrangements

Our standard compensation arrangements for our Board of Directors who are not our employees (the “Eligible Directors”) include the following retainers:

Type of Compensation	Director	Non-Executive Board Chair
Board Annual Retainer	$45,000	$100,000
Committee Chair Annual Retainers:
Audit and Management Development	$8,000	-
Nominating	$5,000	-
Committee Annual Retainers Per Committee	$3,000	-

The annual cash retainers identified above are paid quarterly on September 1, December 1, March 1 and June 1. All Eligible Directors, other than the non-executive Board Chair, also receive $1,250 for each Board meeting attended. In addition, directors are reimbursed for their out-of-pocket expenses incurred in attending Board and committee meetings.

Eligible Directors are also eligible to participate in the First Amended and Restated 2004 Stock Incentive Plan (“2004 Stock Plan”), which replaced the Directors Stock Option Plan. The Management Development, Compensation and Stock Option Committee (the “Management Development Committee”) or, if there is no such committee or similar committee, the Board, administers the 2004 Stock Plan. Unless otherwise specified in the 2004 Stock Plan, the Management Development Committee has the power to select the recipients of awards under the 2004 Stock Plan, including Eligible Directors, and has broad power to determine the terms of awards and to change such terms in various ways subsequent to grant. The 2004 Stock Plan permits grants to Eligible Directors of non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights, performance share awards, including cash, and deferred stock units at any time prior to August 27, 2023. Except for a single incentive stock option grant of 10,000 options, the Management Development Committee has only awarded non-qualified stock options and restricted stock grants under the 2004 Stock Plan.

The exercise price for a non-qualified stock option will be not less than 100% of the fair market value of Common Stock on the date of grant. Fair market value means, for purposes of determining the value of Common Stock on the grant date, the closing sale price of the Common Stock on The NASDAQ Stock Market’s Global Market (“NASDAQ Global Market”) on the grant date. Such options have typically vested one fourth on each of the first four anniversaries of the date of grant. No Eligible Director received a grant of stock options in fiscal 2015. Such options become immediately exercisable in the event that the Eligible Director is re-nominated for election to the Board, but is not re-elected or, following a Change in Control, the Eligible Director’s service on the Board is terminated by the Company, he is not re-nominated by the Company to serve on the Board, or voluntarily resigns from the Board at the request of the Company. All options granted under the 2004 Stock Plan are exercisable for a period of ten years from the date of grant, unless earlier terminated due to the termination of the Eligible Director’s service as a director of the Company.

During fiscal 2015, each of the Eligible Directors received a restricted stock award under the 2004 Stock Plan for 2,369 shares of Common Stock. Risk of forfeiture and other restrictions on those shares will lapse as to 790 shares on each of November 11, 2015 and 2016 and 789 shares on November 11, 2017. In the event of a failure of the Eligible Director to be reelected to the Board after being re-nominated for election by the Board, or following a Change in Control of the Company, a termination by the Company of the Eligible Director’s membership on the Board, or failure to re-nominate the Eligible Director for election to the Board, or voluntary resignation by the Eligible Director from the Board at the request of the Board, the shares of restricted stock shall become fully vested and nonforfeitable and all restrictions shall lapse.

The exercisability of options and the vesting of restricted stock awards under the 2004 Stock Plan is accelerated in the event of the occurrence of certain changes in control of the Company. See “Compensation of Executive Officers - Potential Payments Upon Termination or Change in Control.”

The 2004 Stock Plan also permits Eligible Directors to purchase shares of Common Stock through the 2004 Stock Plan in exchange for all or a portion of the cash fees payable to them for serving as a director of the Company (“Directors Stock Purchase Rights Option”). By December 31 of each year, a director must make his or her election to purchase shares of Common Stock in exchange for all or a portion of a director’s fees payable from December 1 of that year to November 30 of the next year. No Eligible Director made an election under the Directors Stock Purchase Rights Option in fiscal 2015.

6

Directors fees are payable in cash on March 1, June 1, September 1 and December 1 of each year. On each of these dates, we will determine the number of shares of the Common Stock each Director who has elected to participate in the Directors Stock Purchase Rights Option has earned on that date. This determination will be made by dividing all director’s fees payable on each of those dates that the Director has elected to exchange for Common Stock, by the fair market value of the Common Stock on that date. Any portion of the director’s fees payable on each of those dates that the Director has not elected to receive in Common Stock will be paid to the Director in cash. The fair market value of the Common Stock will be determined by using the closing price of the Common Stock on the NASDAQ Global Market on the grant date (the first day of the month in which the quarterly payment date for directors’ fees falls). We will issue share certificates for all shares of Common Stock purchased in a calendar year by December 15th of such year unless a director requests to receive his or her share certificate at any time during the year by sending written notice to the Company.

CORPORATE GOVERNANCE

Board Leadership Structure and Board and Committee Information

The Company’s Board consists of six independent directors, including the Chairman of the Board, Mr. Marz, and one management director, Mr. Armstrong. The Board is responsible for direction of the overall affairs of the Company. The Board has established three standing committees, being the Audit Committee, the Management Development, Compensation and Stock Option Committee (the “Management Development Committee”) and the Nominating and Corporate Governance Committee (the “Nominating Committee”), as further detailed below. Each of the committees is comprised solely of independent directors, and each committee has a different chair. The Company believes that it is beneficial to have a non-executive Chairman who is responsible for leading the Board. The Company also believes that a predominantly independent Board, mixed with the experience of its management director, constitutes a leadership structure that is most appropriate for the Company and its shareholders at this time because it supports strategy development and execution and facilitates information flow between senior management and the Board. The Board retains the authority to modify this structure to best address the Company’s unique circumstances as and when appropriate.

Our directors are elected to serve until their successors are elected. The Board, and each committee thereof, meets formally from time to time and also takes action by consent resolutions. During the fiscal year ended June 30, 2015, the Board met a total of six times. All of the current directors who are standing for re-election attended at least 75% of the total meetings of the Board, and of any committee on which they served, held during the period in fiscal 2015 in which they served as directors or members of any such committees. Our policy is that each director is strongly encouraged to attend the Annual Meeting of Shareholders if reasonably possible. All of the directors attended the 2014 Annual Meeting of Shareholders in person.

Chairman. Mr. Marz has been elected by the directors to serve as non-executive Chairman of the Board. The Chairman provides leadership to enhance the Board’s effectiveness, presides over meetings of the directors, and serves as liaison between the Board and management. The Chairman is responsible for determining when to hold executive sessions held by the independent directors.

The Board has delegated certain authority to an Audit Committee, a Management Development Committee and a Nominating Committee to assist it in executing its duties. The Board has adopted charters for each of these Committees. The charters are available on our website at www.perceptron.com. The Board determined that all of the directors, other than Mr. Armstrong, are “independent directors” as defined in Marketplace Rule 4200(a)(15) of The NASDAQ Stock Market, Inc. (“NASDAQ”).

The composition and principal functions of each Committee are as follows:

Audit Committee. The Audit Committee is currently comprised of three outside members of the Board: Messrs. Neely, who serves as Chairman, Dabrowski and Oswald. The Board determined that all of the members of the Audit Committee are independent as required by the rules of the Securities and Exchange Commission (“SEC”) and NASDAQ listing standards for audit committee members. In addition, the Board determined that Mr. Neely qualified as an “audit committee financial expert” as defined by applicable SEC rules and that each of the Audit Committee members satisfies all other qualifications for Audit Committee members set forth in the applicable NASDAQ rules. The Audit Committee held six meetings in fiscal 2015.

On November 3, 2014 the Board approved and adopted the Audit Committee’s revised charter. The Audit Committee’s primary responsibilities include the following:

7

(i)	oversee the Company’s financial reporting process on behalf of the Board;
(ii)	review, appoint, compensate, retain and oversee the accounting firm to be appointed as the Company’s independent registered public accounting firm;
(iii)	review in advance the nature and extent of all services provided to the Company by its independent registered public accounting firm;
(iv)	review the independence of the Company’s independent registered public accounting firm;
(v)	review the scope, purpose and procedures of the audit;
(vi)	review the Company’s annual earnings press release, the audited financial statements and the proposed footnotes to be included in the Company’s Annual Report on Form 10-K with management and the auditors;
(vii)	report annually to the Board whether the Audit Committee recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC;
(viii)	review with such auditors its experience, findings and recommendations upon completion of the audit and receive from the auditors their required communications under generally accepted auditing standards;
(ix)	review the Company’s quarterly earnings releases and financial statements with management and the auditors;
(x)	review the Company’s Quarterly Reports on Form 10-Q for filing with the SEC;
(xi)	review the Company’s proxy statement when authority is delegated by the Board;
(xii)	review the adequacy of the Company’s internal accounting procedures and financial controls and management’s report on internal control over financial reporting required by applicable SEC rules;
(xiii)	oversee compliance by the Company with legal and regulatory requirements;
(xiv)	establish procedures for receipt, retention and handling of complaints and concerns regarding financial matters;
(xv)	act as the Qualified Legal Compliance Committee;
(xvi)	review and approve any related party transactions;
(xvii)	monitor the Company’s risk management activities; and
(xviii)	review and reassess annually the adequacy of the Audit Committee’s charter and performance.

Management Development, Compensation and Stock Option Committee. The Management Development Committee is currently comprised of three outside members of the Board: Messrs. DeCocco, who serves as Chairman, Dabrowski and Smith. The Board determined that all members of the Management Development Committee are independent as required by the NASDAQ listing standards for compensation committees responsible for determining compensation of executive officers. The committee held five meetings in fiscal 2015.

On November 11, 2014, the Board approved and adopted the Management Development Committee’s revised charter. The Management Development Committee’s primary responsibilities include the following:

(i)	review the Company’s compensation programs and policies;
(ii)	establish and administer the compensation programs and policies for the Company’s CEO and other officers and key employees under its purview;
(iii)	administer the Company’s stock-based compensation plans;
(iv)	review and recommend compensation for service on the Board;
(v)	provide a compensation committee report for inclusion in the Company’s proxy statement;
(vi)	monitor the Company’s succession planning; and
(vii)	review and reassess annually the adequacy of the Management Development Committee’s charter and performance.

Nine employees are currently under the purview of the Management Development Committee, including all of the executive officers named in the Summary Compensation Table included herein. Mr. Armstrong participates in meetings of the Management Development Committee and makes recommendations with respect to the annual compensation of employees under the Committee’s purview. The Management Development Committee reviews and approves the compensation of employees under its purview other than Mr. Armstrong. The Management Development Committee separately determines the compensation of Mr. Armstrong in executive session. Pursuant to its charter, the Management Development Committee is authorized to retain its own compensation consultants and outside legal, accounting, and other advisers at the Company’s expense. Such consultants and advisers report directly to the Management Development Committee and the committee has the sole authority to hire and fire any compensation consultants or advisers. The Management Development Committee does not delegate its authority to such consultants or advisers. In fiscal 2015, the Management Development Committee engaged the services of Rahmberg, Stover and Associates, LLC (“Rahmberg”), a compensation consulting firm, and has considered such firm’s input in evaluating compensation trends and best practices, identifying peer group companies and benchmarking compensation data, developing its short and long term executive incentive plans and other aspects of administering the Company’s executive compensation program and equity compensation programs. Rahmberg serves at the discretion of the Management Development Committee.

8

Nominating and Corporate Governance Committee. The Nominating Committee is currently comprised of three outside members of the Board: Messrs. Oswald, who serves as the Chairman, DeCocco and Smith. Until November 11, 2014, the members of the Nominating Committee were Messrs. Beattie, DeCocco and Oswald, with Mr. Beattie serving as Chairman. The Board determined that all members of the Nominating Committee are independent as required by the NASDAQ listing standards for nominating committee members. The committee held three meetings in fiscal 2015.

On November 12, 2007, the Board approved and adopted the Nominating Committee’s revised charter. The Nominating Committee’s primary responsibilities include the following:

(i)	establish criteria for the selection of new Board members;
(ii)	conduct searches and interviews for individuals qualified to become Board members;
(iii)	make recommendations to the Board regarding director nominees to stand for election as directors at each annual meeting of shareholders or to fill vacancies on the Board;
(iv)	recommend to the Board the directors to serve on the standing committees of the Board and the structure and functions of such committees;
(v)	develop policies and procedures for Board consideration of shareholder recommendations of Board nominees and handling of shareholder proposals;
(vi)	develop a process for shareholders to communicate with the Board;
(vii)	advise the Board on corporate governance matters, including development, review and assessment of corporate governance principles;
(viii)	oversee the Board and committee self-evaluation process;
(ix)	evaluate independence of each Board member; and
(x)	review and reassess annually the adequacy of the Nominating Committee’s charter and performance.

The Nominating Committee may use various methods to identify director candidates, including recommendations from existing Board members, management, shareholders, professionals and other sources outside the Company, which could include third party search firms. The Nominating Committee will evaluate and screen the list of potential nominees and narrow the list to individuals they believe best satisfy the needs of the Company, with a strong preference given to the continuation of the current Board members. The Nominating Committee will conduct interviews and gather additional information concerning the individuals, as they deem appropriate. Based on the foregoing, the Nominating Committee will recommend to the Board the number of members of the Board to be elected at the next annual meeting of shareholders of the Company and the persons to be nominated for election to the Board. Director candidates need not possess any specific minimum qualifications. Rather, a candidate’s suitability for nomination and election to the Board will be evaluated in light of the portfolio of skills, experience, perspective and background required for the effective functioning of the Board. While the Company does not have a formal written diversity policy, the Nominating Committee considers diversity of director nominees in terms of background, experience, skill set and expertise in matters relating to the Company’s business in an effort to promote balanced deliberation and consideration of matters presented to the Board. Among the desired qualities that the Nominating Committee will consider are: (i) high ethical character; (ii) practical intelligence and judgment, an inquiring mind and a good range of problem solving skills; (iii) independence; (iv) ability to work in a collaborative culture; (v) high-level leadership experience and personal achievement; (vi) sufficient personal commitment and time to devote to responsibilities as a director; and (vii) capacity and desire to represent the balanced best interests of the shareholders as a whole. In addition, while not a requirement, the Nominating Committee will take into consideration a director’s age after he or she reaches 75 and tenure of any director who has served on the Board for more than ten years.

The Nominating Committee will consider candidates recommended by shareholders using the same procedures and standards utilized for evaluating candidates recommended by other sources except that the Nominating Committee will not consider a director nominee proposed by a shareholder if (i) the shareholder does not submit the required information timely; (ii) the shareholder or group of shareholders proposing the director nominee do not beneficially own, in the aggregate, more than 5% of the Common Stock, with the Common Stock used to satisfy this requirement owned for at least one year prior to the date of the recommendation, or (iii) the shareholder proposes as the nominee himself or herself, or an affiliate or affiliated party. See “Shareholder Proposals and Nominees for 2016 Annual Meeting – Shareholder Nominees” for a description of the procedures to be used by shareholders to submit recommendations of possible director nominees to the Nominating Committee.

9

Board Role in Risk Oversight

The Company’s management team is responsible for identifying and monitoring the material risks facing the Company, and the Board is responsible for oversight of management’s efforts with respect to risk, which oversight occurs at both the Board and the committee level. For example, the Audit Committee focuses on financial and accounting exposures and compliance; the Management Development Committee monitors risks arising from compensation policies and practices; and the Nominating Committee oversees risks associated with the Company’s fiduciary responsibilities, which include board membership, board structure and corporate governance. Management provides regular updates throughout the year regarding the management of the risks they oversee.

The Company’s risk structure allows the Company’s independent directors to exercise effective oversight of the actions of management, led by Mr. Armstrong as President and Chief Executive Officer, in identifying the risks and implementing effective risk management policies and controls.

Shareholder Communications with the Board of Directors

Shareholders desiring to communicate with the Board or any individual director may send communications to the Board in writing by mail addressed to the Board of Directors or an individual director, c/o Secretary, Perceptron, Inc., 47827 Halyard Drive, Plymouth, MI 48170 or by e-mail addressed to boardofdirectors@perceptron.com.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to the Company’s directors, executive officers and other employees. The Code of Ethics is available on our website at www.perceptron.com. Shareholders may also obtain a written copy of the Code of Ethics, without charge, by sending a written request to the Investor Relations Department, Perceptron, Inc., 47827 Halyard Drive, Plymouth, Michigan 48170. We will disclose any amendments to, or waivers from, the provisions of the Code of Ethics applicable to the directors or executive officers on the Company’s website.

Certain information relating to corporate governance matters can be viewed at www.perceptron.com. There we make available, free of charge, our (i) charters for the Audit Committee, Management Development Committee and Nominating Committee and (ii) Code of Ethics. We intend to post additional information on this website from time to time as the Board adopts or revises policies and procedures. The information found on our website is not part of this or any report we file with, or furnish to, the SEC.

Audit Committee Report

In accordance with its revised charter, which was approved and adopted by the Board on November 3, 2014, the Audit Committee provides assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the accounting policies, internal controls and financial reports of the Company. In doing so, it is the responsibility of the Audit Committee to maintain free and open communication between the Board, the Company’s independent registered public accounting firm and the financial management of the Company.

The Company’s management is primarily responsible for the preparation, presentation and integrity of the Company’s financial statements. The Company’s independent registered public accounting firm, BDO USA, LLP, is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion as to the conformity of the financial statements with generally accepted accounting principles.

The Audit Committee received from the independent registered public accounting firm and reviewed a formal written statement describing all relationships between the firm and the Company that might bear on the firm’s independence consistent with the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence.

10

The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the PCAOB, and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the financial statements, their evaluation of the Company’s internal controls over financial reporting, and the overall quality of the Company’s accounting and financial reporting.

The Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of the Company as of and for the fiscal year ended June 30, 2015, including the quality of accounting principles and significant judgments affecting the financial statements and the results of BDO’s independent audit described above.

The members of the Audit Committee are not engaged in the practice of auditing or accounting. In performing its functions, the Audit Committee necessarily relies on the work and assurances of the Company’s management and the independent registered public accounting firm.

Based on the above-mentioned reviews and discussions with management and the independent registered public accounting firm and in light of its role and responsibilities, the Audit Committee recommended to the Board that the Company’s audited financial statements as of and for the fiscal year ended June 30, 2015 be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2015 for filing with the Securities and Exchange Commission. Further, the Audit Committee approved the engagement of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2016.

AUDIT COMMITTEE:	C. Richard Neely, Jr.
Kenneth R. Dabrowski
Robert S. Oswald

Management Development, Compensation and Stock Option Committee Interlocks and Insider Participation

The Management Development Committee currently consists of Messrs. DeCocco, who serves as the Chairman, Dabrowski, and Smith. During fiscal 2015, no member of the Management Development Committee served as an officer or employee of the Company or any of its subsidiaries nor had any member of the Management Development Committee formerly served as an officer of the Company or any of its subsidiaries. See “Proposal 1 – Election of Directors.” During fiscal 2015, none of our executive officers served on the board of directors or on the compensation committee of any other entity, any of whose executive officers served either on our Board or on our Management Development Committee.

11

PROPOSAL 2 — RATIFICATION OF THE RIGHTS AGREEMENT

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2

Background

The Company is a party to a First Amended and Restated Rights Agreement with American Stock Transfer & Trust Company, LLC, as rights agent, dated as of August 20, 2015 (the “Rights Agreement”). The Rights Agreement amended and restated that certain Rights Agreement, dated March 28, 1998 between the Company and American Stock Transfer & Trust Company, LLC, as amended by a First Amendment to Rights Agreement dated March 17, 2008.

We are asking our shareholders to vote to ratify the Rights Agreement for the reasons stated below. Neither our Articles of Incorporation, Bylaws or other governing documents or applicable law require shareholder approval of the Rights Agreement. However, the Board has determined to request shareholder ratification of the Rights Agreement as a matter of good corporate governance practice.

The Rights Agreement encourages persons seeking to acquire control of the Company to negotiate in good faith with the Board in order to discourage potential acquirors from using abusive or otherwise undesirable takeover tactics and to provide the Board with the opportunity to negotiate a fair premium for shareholders. The Rights Agreement accomplishes this by making an acquisition of the Company that is not approved by the Company’s Board prohibitively expensive for the acquiror by significantly diluting the acquiror’s stock interest in the Company and increasing the number of shares of Common Stock that would have to be acquired.

Under the Rights Agreement, if the acquiror accumulates 20% or more of the Common Stock, each right granted under the Rights Agreement (“Right”) would permit the holder of a Right to acquire newly issued shares of Common Stock of the Company or, in certain circumstances, common stock of the acquiror, at a price equal to half their market value for the $73.00 exercise price of the Rights. Rights held by the acquiror and by certain related persons and transferees would become void. However, before an acquiror acquires more than 20% of the outstanding Common Stock, the Rights may be redeemed by the Board or, in certain circumstances, by vote of the shareholders, or the terms of the Rights may be modified by the Board to, among other things, exempt a particular acquiror from the dilutive effects of the Rights. These provisions have the effect of encouraging potential acquirors to negotiate with the Board before acquiring 20% or more of the Common Stock so that the Board may redeem or modify the Rights as part of an acquisition without triggering the dilutive effects of the Rights.

The Board’s decision to amend and restate the Rights Agreement was not made in response to, or in anticipation of, any acquisition proposal, and is not intended to prevent a non-coercive takeover bid from being made for the Company or to keep management or the directors in office.

If shareholder approval of the Rights Agreement is not obtained, the Rights Plan will automatically terminate upon final adjournment of the Company’s 2015 Annual Meeting of Shareholders.

Reasons for the Rights Agreement

The Board believes that the Rights Agreement strikes an appropriate balance between allowing the Board to use a rights agreement to increase its negotiating leverage to maximize shareholder value and current best practices providing a role for shareholders in the acquisition process under certain circumstances. The Company’s Rights Agreement was recently amended to make it more shareholder friendly, including (i) use of a three year term rather than a ten year term as had been used in the past, (ii) an increase in the ownership threshold from 15% to 20% before the Rights become exercisable, (iii) inclusion of a “qualified offer” provision which allows shareholders to approve a resolution authorizing the redemption of all, but not less than all, of the outstanding Rights by majority vote at a special meeting of the shareholders to permit certain “qualified offers” to be consummated even if the Board does not support the offer, and (iv) the elimination of so called “dead-hand” provisions that would limit the right of a future Board to redeem the Rights and take other actions under the Rights Agreement.

The Board believes that the continuation of the Rights Agreement at this time is of particular importance as the Company continues to implement its new corporate strategy and integrates the companies it acquired in fiscal 2015. The continuation of the Rights Agreement gives the Board and management the time to complete these efforts so that they can be more fully reflected in the market price of the Common Stock.

12

The Board believes that the Rights Agreement is in the best interests of the Company’s shareholders because it:

•	Provides a way for the Board to defend shareholders against abusive tactics used to gain control of the Company without paying all shareholders a fair premium, and to ensure that all Company shareholders are treated fairly in an acquisition of the Company. Abusive tactics that the Rights Agreement protects against include, but are not limited to, an acquiror taking control of the Company through open-market purchases without giving the shareholders a control premium for their shares or the protections of the federal tender offer rules or an acquiror attempting to acquire a majority interest in the Company through a partial tender offer, and then forcing the remaining public shareholders to accept cash and/or securities of lesser value;

•	Encourages anyone seeking to acquire control of the Company to negotiate in good faith with the Board and gives the Board significant negotiating power on behalf of the shareholders. This enables the Board to negotiate a fair premium for shareholders that is consistent with the intrinsic value of the Company and to block any transaction by an acquiror who is unwilling to pay a fair price (subject to the shareholders’ right to redeem the Rights under certain circumstances described below);

•	Slows the process by which a potential acquiror may gain control of the Company, thereby affording the Board additional time to evaluate a proposed transaction and, if necessary, seek alternative transactions or implement other courses of action to maximize shareholder value;

•	Provides the Board with the ability to run an effective auction of the Company or other sale process, when the Board has decided to sell the Company, and to protect a negotiated transaction from interlopers once the auction or other sale process is completed;

•	Does not prevent the making of unsolicited offers or the acquisition of the Company at a full and fair price since the existence of the Rights Agreement does not eliminate the Board’s responsibility to consider acquisition proposals in a manner consistent with the directors’ fiduciary duties to shareholders;

•	Includes a “qualified offer” provision which allows shareholders, by majority vote at a special meeting, to approve a resolution authorizing the redemption of all, but not less than all, of the outstanding Rights to permit certain “qualified offers” to be consummated even if the Board does not support the offer.

Anti-Takeover Effects

The Board believes that the continuation of the Rights Agreement for the reasons described above is in the shareholders’ best interests. In making your voting decision, however, you should consider that, while the Rights Agreement is not intended to prevent a takeover of the Company, it may discourage the accumulation by any person or group of 20% or more of the outstanding Common Stock and may have the effect of rendering more difficult or discouraging any acquisition of the Company deemed undesirable by the Board, even if shareholders disagree with the Board’s conclusion. The Rights Agreement will cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Board, except pursuant to an offer conditioned upon the elimination, purchase or redemption of the Rights. Because the Rights Agreement may increase the price required to be paid by a potential acquiror in order to obtain control of the Company and thus discourage certain transactions, the continuing effectiveness of the Rights Agreement may reduce the likelihood of a takeover proposal being made for the Common Stock and discourage some offers from being made at all. This effect and the perception that it may be less likely that the Company will be acquired could have an adverse impact on the market price for the Common Stock.

Our Bylaws include provisions that may discourage, delay or prevent a change in control or takeover attempt of the Company by a third party that is opposed by our Board, including the following: (i) authorization of “blank check” preferred stock that could be issued by our Board to make it more difficult to acquire, or to discourage a third party from acquiring, a majority of our outstanding voting stock; (ii) non-cumulative voting for directors; (iii) control by our Board of the size of our Board within parameters set in the Bylaws and (iv) if the Bylaw amendment set forth below in Proposal 3 is approved by the shareholders, advance notice requirements for nomination of candidates for election to our Board or for proposing matters that can be acted upon by our shareholders at a meeting of the shareholders. Our Board does not currently have any plans to implement additional measures that may have an anti-takeover effect.

13

Summary of Rights Agreement

The following is a summary of the material terms of the Rights Agreement. The statements below are only a summary, and we refer you to the full text of the Rights Agreement in its original form, which was filed with the Securities and Exchange Commission as an Exhibit to the report on Form 8-K filed on August 24, 2015 and as an Exhibit to Form 8-A/A, filed on August 24, 2015. Each statement in this summary is qualified in its entirety by reference to these documents.

General

Currently, under the terms of the Rights Agreement, each share of Common Stock outstanding has one Right attached to it, so that the purchase of a share of Common Stock is also a purchase of the attached Right. Certificates representing the Common Stock also represent the attached Rights. The Rights are not currently exercisable or separately tradable. Until a Right is exercised as described below, the holder of the Right will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

After the “Distribution Date,” which is described below, and, if later, the expiration of the Company’s right to redeem the Rights, each Right will become separately tradable and, initially will entitle the holder to purchase from the Company one one-hundredth of a fully paid non-assessable share of Series A Preferred Stock, no par value (the “Preferred Stock”), of the Company, at a purchase price of $73.00 per one one-hundredth of a share (the “Purchase Price”), subject to adjustment. Each one one-hundredth of a share of Preferred Stock has rights that are roughly equivalent to one share of Common Stock. The Rights will expire at the close of business on f 2018 (the “Final Expiration Date”), or, if earlier, (i) the final adjournment of the Company’s 2015 Annual Meeting of the Shareholders, if shareholder approval of the Rights Agreement has not been obtained, (ii) redemption or call for exchange of Rights by the Company as described below or (iii) expiration upon the consummation of certain transactions as described below.

Events Causing Exercisability and Separate Transferability

Except for Permitted Offers discussed below, a “Distribution Date” will occur and the Rights will become exercisable and separately tradable upon the earlier of:

(1)	ten business days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) acquired, or obtained the right to acquire beneficial ownership of 20% or more of the outstanding Common Stock; or

(2)	ten business days (or such later date as the Board may determine) following the commencement or announcement of an intention to commence a tender offer or exchange offer by any person if, upon consummation thereof, such person would be an Acquiring Person.

As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

Events Causing Adjustment of the Shares Acquirable Upon Exercise or the Purchase Price

In the event that (i) the Company were the surviving corporation in a merger or other combination with an Acquiring Person or affiliated or associated persons of an Acquiring Person and its Common Stock were not changed or exchanged; (ii) an Acquiring Person engages in one of a number of self-dealing transactions specified in the Rights Agreement; (iii) in certain circumstances, an Acquiring Person becomes the beneficial owner of 20% or more of the outstanding shares of Common Stock, except pursuant to a Permitted Offer, or (iv) during such time as there is an Acquiring Person, there shall occur certain failures to pay, or reductions in, dividends on outstanding common or preferred stock of the Company or a recapitalization of the Company which has the effect of increasing the Acquiring Person’s proportionate share of the outstanding Common Stock by more than 1%, each holder of a Right, other than the Acquiring Person (and any affiliates and certain transferees), will then have the right to receive upon exercise and payment to the Company of the Purchase Price, instead of one one-hundredth of a share of Preferred Stock, that number of shares of Common Stock having an average market value equal to two times the Purchase Price. Any Rights that are beneficially owned by any Acquiring Person (or any affiliate or certain transferees) will be null and void. In other words, the Rights holders, other than the Acquiring Person and certain others, may at that time purchase Common Stock at a 50% discount.

14

Alternatively, in the event that, after the first public announcement that a person or group has become an Acquiring Person, the Company is a party to a merger or other business combination transaction in connection with which the Company is not the continuing or surviving corporation or in which all or a part of the Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, then each holder of a Right, other than the Acquiring Person (and any affiliates and certain transferees), shall have the right to receive upon exercise and payment to the Company of the Purchase Price, instead of one one-hundredth of a share of Preferred Stock, common shares of the acquiring or surviving company having an average market value equal to two times the Purchase Price. In other words, the Rights holders, other than the Acquiring Person and certain others, may at that time purchase the acquiring or surviving company’s common shares at a 50% discount.

A “Permitted Offer” is tender or exchange offer for all outstanding shares at a price and on terms determined by a majority of the Board, prior to the consummation of the offer, after receiving advice from an investment banking firm selected by a majority of the Board, to be a price that is fair to shareholders and in the best interests of the Company and its shareholders. A “Permitted Combination” is merger or combination with an Acquiring Person who becomes such in a Permitted Offer if the price per share of Common Stock offered in such transaction is no less than the price per share of Common Stock paid to all holders in the Permitted Offer tender or exchange offer and the form of consideration being offered in such transaction is the same as the form of consideration paid in the Permitted Offer tender or exchange offer. The Rights expire upon the consummation of a Permitted Offer or a Permitted Combination.

The Purchase Price payable and the number of shares issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution upon the occurrence of specified events affecting the Preferred Stock. The number of outstanding Rights and the Purchase Price are also subject to adjustment in the event of a stock dividend on the Common Stock payable in Common Stock or subdivisions or combinations of the Common Stock occurring before the Distribution Date.

Exchange Right

At any time after any person becomes an Acquiring Person but prior to the time such Acquiring Person has acquired 50% or more of the outstanding Common Stock, the Board may cause shareholders to exchange all or part of their Rights for shares of Common Stock or Preferred Stock at a ratio of one share of Common Stock or one one-hundredth of a share of Preferred Stock per Right, subject to adjustment. As soon as the Board has determined to make such exchange, the Rights may no longer be exercised.

Redemption of the Rights

At any time prior to a person or group of affiliated or associated persons becoming an Acquiring Person (or if pursuant to a Permitted Offer, such later date as fixed by the Board), the Board may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the “Redemption Price”). Thereafter, the Company’s right of redemption may be reinstated, prior to certain triggering events, (i) if an Acquiring Person reduces his beneficial ownership to less than 20% of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company; and (ii) there are no other persons, immediately following the event described in clause (i), who are Acquiring Persons. Additionally, the Board may at any time prior to the occurrence of certain triggering events, redeem the then outstanding Rights in whole, but not in part, at the Redemption Price, if such redemption is in connection with the consummation of a merger or other business combination involving the Company, but not involving an Acquiring Person or its affiliates or associates, which is determined to be in the best interests of the Company and its shareholders by the Board.

In addition, if the Company receives a “Qualified Offer,” the Rights may be redeemed by way of shareholder action taken at a special meeting of shareholders called for the purpose of voting on a resolution accepting the Qualified Offer and authorizing the redemption of the Rights pursuant to the provisions of the Rights Agreement. In order for a special meeting of the shareholders to be called, the Company must receive a written notice complying with the terms set forth in the Rights Agreement, not earlier than 60 business days nor later than 80 business days following the commencement of a Qualified Offer. The notice must be properly executed by the holders of record (or their duly authorized proxy) of not less than 10% of the Common Shares then outstanding (excluding the acquirer and its affiliates and associates). The special meeting must be held within 90 business days after the Company receives a request from shareholders to hold such a meeting, subject to certain exceptions. If a resolution to redeem the Rights is approved at the special meeting by holders of a majority of the Common Shares then outstanding (excluding the acquirer or its affiliates and associates) (or if the special meeting is not held on or before the 90th business day after receipt of the request for a meeting to vote on such a resolution or such later date at which an acquisition agreement approved by the Board is voted on by shareholders), it will become effective immediately prior to the consummation of any Qualified Offer consummated within 60 days after the earlier of the special meeting or the 90th business day after receipt of a request for a special meeting of shareholders.

15

A “Qualified Offer” is a tender offer for all outstanding Common Stock not already beneficially owned by the person making the offer that meets certain conditions, including all of the following:

1.	the same per share price is offered for all shares and is greater than the highest closing price for the Common Stock during the 365 calendar day period immediately preceding the date on which the offer is commenced;

2.	if the consideration offered includes shares of common stock of the offering person, the offering person is a publicly owned United States corporation and its common stock is traded on either the New York Stock Exchange or The Nasdaq Stock Market, no further stockholder approval is required to issue such common stock, no other class of voting stock of the offering person is outstanding, the offering person meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act of 1933, as amended, including, without limitation, the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of the offer, and the offering person shall permit the Company’s representatives to have access to such offering person’s books, records, management, accountants and other advisers for the purpose of permitting such representatives to conduct a due diligence review to permit an investment banking firm to be able to render a fairness opinion with respect to the consideration being offered and to permit the Board to evaluate the offer and make an informed decision;

3.	the offer is accompanied by written financing commitments and/or the offeror has on hand cash or cash equivalents, for the full amount of all financing necessary to consummate the offer and follow-on merger;

4.	the offer is subject to a non-waivable condition that a minimum of 90% of the outstanding common stock (other than those owned by the offeror) will be tendered and not withdrawn as of the offer’s expiration date;

5.	the offer by its terms remains open for at least 60 business days and at least 10 business days after the date of any special meeting of shareholders called under the redemption provisions, plus 15 business days after any change in price or after any bona fide alternative offer for a higher consideration is made;

6.	the offer, within 20 business days after the commencement date of the offer (or, if later, 10 business days after the completion of the due diligence reviewed discussed in item 2 above) (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the holders of the common stock is either unfair or inadequate; and

7.	on or before the date the offer is commenced, the offering person makes an irrevocable written commitment to the Company: (i) to acquire, within 5 business days following completion of the offer, all common stock then not beneficially owned by such person at the same cash price per share as paid in the offer, (ii) not to amend its offer to reduce the price or otherwise change the terms in a way that is adverse to tendering shareholders, (iii) such offer is subject only to the conditions required in the definition and usual and customary terms and conditions, and is not subject to any financing, funding or similar condition, nor to any condition relating to completion of or satisfaction with any due diligence or similar investigation, and (iv) an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offering person and the written representations and certifications of the offering person’s Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (A) all facts about the offering person that would be material to making a shareholder’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open and (C) all required Exchange Act reports will be filed by the offering person in a timely manner during such period.

16

Amendments

The Rights Agreement may be amended without shareholder approval prior to the Distribution Date at the Board’s discretion. After the Distribution Date, the Board generally may amend the Rights Agreement without the consent of the Rights holders to cure any ambiguity, correct defects or inconsistencies, shorten or lengthen time periods or supplement or change any other provision which does not adversely affect the Rights holders; provided that the lengthening of any time period is for the purpose of protecting, enhancing or clarifying the rights of, and/or for the benefit of the holders of the Rights (other than the Acquiring Person and its affiliated and associated persons). However, if the Rights are not then redeemable, the Board may not lengthen a time period relating to when the Rights may be redeemed.

Required Vote

Ratification of the Rights Agreement requires the affirmative vote of a majority of the votes cast on the matter.

proxies WILL BE VOTED “FOR” THE RATIFICATION OF THE RIGHTS AGREEMENT
UNLESS OTHERWISE INDICATED ON THE PROXY.

17

PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND
RESTATED BYLAWS REGARDING ADVANCE NOTICE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3

Background

We are asking our shareholders to approve the adoption of an amendment to the Company’s bylaws to add a new section requiring advance notice to the Company of shareholder nominations for election of directors and for other business to be brought by shareholders before a meeting of the shareholders (the “Advance Notice Amendment”). The Board approved the Advance Notice Amendment on August 18, 2015. Its effectiveness is subject to the approval of the shareholders. If the Advance Notice Amendment is adopted, it would not apply to the 2015 Annual Meeting of Shareholders, but would apply to subsequent meetings of shareholders.

The Company’s current Bylaws do not contain any procedures or requirements for shareholders to nominate directors or propose other business before a meeting of the shareholders. Therefore, a shareholder could potentially nominate directors or make other proposals for shareholders to vote on at an annual or special meeting of the shareholders, without providing the Company, or its shareholders, with any advance notice. In addition, important information regarding any such proposal, or information regarding the background and experience of director nominees, might not be available to shareholders for their review and consideration prior to the meeting of the shareholders.

We believe that implementing such advance notice procedures will provide an orderly procedure for the notification of the Company of business which is to be presented at shareholders’ meetings. This will enable the Board to plan such meetings and result in better information being made available to our shareholders in advance of any meetings of the shareholders with respect to any such shareholder proposals or nominees. It will also permit the Board will make a recommendation or statement of its position so as to enable shareholders to better determine whether they desire to attend the meeting or grant a proxy to the Company as to the disposition of any such business. In addition, by requiring advance notice, the Company will be able to carefully review and determine, in advance of the meeting of the shareholders, whether such proposals are the proper subject matter for a shareholder vote under applicable law.

If shareholders do not approve the proposed Advance Notice Amendment to the Bylaws, the proposed Advance Notice Amendment to the Bylaws will not be adopted and, under applicable Michigan law, shareholders will be permitted to make director nominations or shareholder proposals at shareholders meetings without advance notice to the Company.

Summary of Advance Notice Amendment

The following summary of the Advance Notice Amendment is qualified in its entirety by reference to the full text of Article I, Section 10 of the Bylaws as proposed to be amended, a copy of which is attached hereto as Appendix A. Shareholders are urged to read carefully the full text of Article I, Section 10 of the Bylaws as it is proposed to be amended by this Proposal 3.

If approved by the shareholders, the Advance Notice Amendment would set deadlines and procedures with respect to when and how a shareholder must give advance written notice of a proposed director nomination or proposal to be considered at an annual meeting of the shareholders or a special meeting of the shareholders. The advance notice provisions and procedures include the following key terms.

Director Nominations

•	Generally, for director nominations to be made at an annual or special meeting by a shareholder, the shareholder must (i) provide timely notice in writing and in proper form to the secretary of the Company at the Company’s principal offices, and (ii) provide any updates or supplements to the notice at the time and in the form required by the Bylaws.

•	To be in proper form, the notice must include (i) for each proposed director nominee (A) all information relating to such proposed nominee that would be required to be set forth in a shareholder’s notice if such proposed nominee were a proposing person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 under the Exchange Act, (C) a description of all direct and indirect compensation or other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, arrangements or understandings between or among any proposing person and each proposed nominee, and his or her respective affiliates and associates, and (D) an undertaking that, if elected to the board of directors, the nominee will comply with all guidelines and policies of the Company that are generally applicable to directors; (ii) as to each proposing person, (A) the name and address of each proposing person, (B) a statement describing and quantifying in reasonable detail any material ownership interests, (C) the amount of any equity securities beneficially owned in any direct competitor of the Company or its operating subsidiaries if such nominee(s) and the proposing persons, in the aggregate, beneficially own 5% or more of any class of equity securities of such direct competitor, and (D) whether the proposing person intends to solicit proxies from shareholders in support of such nominee(s); and (iii) a representation that the shareholder providing the notice intends to appear in person or by proxy at the meeting to nominate the nominee identified in the shareholder’s notice.

18

•	For director nominations to be brought by a shareholder, the shareholder must be a shareholder of record both at the time of giving of notice and at the time of the shareholders meeting, must be entitled to vote at the meeting, must attend, or have a duly qualified representative attend, the meeting and make such nomination(s) and, in the case of nominations for election at a special meeting, only if the board of directors or a court has first determined that directors are to be elected at such meeting.

Other Business

•	Generally, for business to be properly brought before an annual or special meeting by a shareholder, (i) the business must otherwise be a proper matter for shareholder action under applicable law and (ii) the shareholder must (A) provide timely notice in writing and in proper form to the secretary of the Company at the Company’s principal office and (B) provide any updates or supplements to such notice at the times and in the form required by the Bylaws.

•	To be in proper form, the notice must include (i) a brief description of the business desired to be brought and reasons for conducting the business at the meeting; (ii) all information relating to such proposed business that is required to be included in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Section 14 under the Exchange Act; (iii) a brief description of any material interest in such business of each proposing person and a brief description of all agreements, arrangements and understandings between such proposing person and any other person in connection with the proposal of such business; (iv) the name and address of each proposing person; (v) a statement describing any material ownership interests of each proposing person; (vii) whether the any proposing person intends to solicit proxies from shareholders in support of such business; and (viii) a representation that the shareholder providing the notice intends to appear in person or by proxy at the meeting to propose the business identified in the shareholder’s notice.

•	Except for (i) proposals made in accordance with the procedures and conditions set forth in Rule 14a-8 of the Exchange Act and (ii) director nominations, for business to be properly brought before a shareholders meeting by a shareholder, the shareholder must be a shareholder of record both at the time of giving of notice and at the time of the meeting of shareholders, must be entitled to vote at the meeting, must comply with the notice procedures set forth in the Bylaws and must attend, or have a duly qualified representative attend, the meeting and present such business to the meeting.

Timely Notice

•	With respect to an annual meeting, a shareholder’s notice would be timely if the notice is delivered to the secretary at the principal offices of the Company not earlier than the close of business on the 90th day and not later than the close of business on the 60th day prior to the one-year anniversary of the preceding year’s annual meeting. However, if the annual meeting is advanced by more than 30 days or delayed by more than 70 days from such anniversary date or if the Company did not hold an annual meeting in the preceding fiscal year, the notice must be delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the 60th day prior to such annual meeting or, if later, the 10th day following the day on which a public announcement of the date of such meeting is first made by the Company.

•	With respect to a special meeting, a shareholder notice is timely if it (A) is delivered to the secretary at the principal executive offices of the Company not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or, if later, the 10th day following the day on which a public announcement is first made of the date of the special meeting, or (B) is delivered at the time a request for a special meeting is submitted in proper form to the secretary, by the shareholders requesting such special meeting, if the special meeting is called at the request of shareholders.

19

Anti-Takeover Effects

If adopted, the Advance Notice Amendment could also be construed as making it more difficult for shareholders to nominate directors or bring shareholder proposals up for a vote at meetings of the shareholders, since the proposed Bylaw amendment adds deadlines as well as other procedures that must be followed. Although the Board does not believe that the Advance Notice Amendment would have a significant impact on any attempt by a third party to obtain control of the Company, it is possible that the amendment might deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of the Company or effect a change in the Company’s Board or management. While the proposed amendment does not give the Board power to approve or disapprove of any shareholder proposal or director nomination, the failure by a shareholder to follow the requirements set forth in the proposed Article, I, Section 10 of the Bylaws would result in such defective proposal or nomination being disregarded.

Our Articles of Incorporation and Bylaws include provisions that may discourage, delay or prevent a change in control or takeover attempt of the Company by a third party that is opposed by our Board, including the following: (i) authorization of “blank check” preferred stock that could be issued by our Board to make it more difficult to acquire, or to discourage a third party from acquiring, a majority of our outstanding voting stock; (ii) non-cumulative voting for directors; and (iii) control by our Board of the size of our Board. In addition, as discussed in Proposal 2, the Board has adopted the Rights Agreement that may discourage the accumulation by any person or group of more than 20% of the outstanding Common Stock and may have the effect of rendering more difficult or discouraging any acquisition of the Company deemed undesirable by the Board. Our Board does not currently have any plans to implement additional measures that may have an anti-takeover effect.

Required Vote

The approval of this proposal requires the affirmative vote of a majority of the votes cast on the matter.

PROXIES WILL BE VOTED “FOR” THE APPROVAL OF AMENDMENT TO
THE COMPANY’S AMENDED AND RESTATED BYLAWS REGARDING
ADVANCE NOTICE PROVISIONS FOR SHAREHOLDER BUSINESS AND DIRECTOR
NOMINATIONS UNLESS OTHERWISE INDICATED ON THE PROXY.

20

PROPOSAL 4 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND
RESTATED BYLAWS REGARDING POWER TO AMEND THE BYLAWS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4

Background

We are asking our shareholders to approve the adoption of an amendment to the Article X of the Company’s Bylaws to expand the Board’s authority to amend the Bylaws by the vote of a majority of the directors in office (the “Article X Amendment”). The Board approved the Article X Amendment on August 18, 2015. Its effectiveness is subject to the approval of the shareholders.

The Board believes that Article X Amendment is in the best interest of the shareholders. By expanding the Board’s authority to amend the Bylaws, the Board will have additional flexibility to manage the Company. Additionally, the shareholders ability to amend the Bylaws would not be affected by this amendment.

In the past, the Board has found the language limiting the Board’s power to amend the provisions of the Bylaws that affect the qualifications, classification or term of office of directors or the rights of any class of shareholders to be vague and overly restrictive. This has made it difficult for the Board to amend the Bylaws if the amendment could be argued to impact in any way the rights of any class of shareholders, even if the amendment has an immaterial impact on shareholders or positively impacts the rights of shareholders.

In addition, if the Board should happen to approve an amendment to a provision of the Bylaws that is not acceptable to shareholders, the Bylaws permit shareholders, by vote of holders of a majority of the outstanding shares of Common Stock, to amend the Bylaws to remove or change that provision. The existence of this provision serves as a limitation on the authority of the Board to continue in effect amendments to the Bylaws disfavored by a majority of the shareholders.

If shareholders do not approve the proposed Article X Amendment to the Bylaws, the proposed Article X Amendment to the Bylaws will not be adopted.

Summary of Amendment

The following summary of the Article X Amendment is qualified in its entirety by reference to the full text of Article X of the Bylaws as proposed to be amended, a copy of which is attached hereto as Appendix B. Shareholders are urged to read carefully the full text of Article X of the Bylaws as it is proposed to be amended by this Proposal 4.

Article X of the current Bylaws grants the shareholders the power to alter, amend, add to, rescind or repeal the Bylaws of the Company by the affirmative vote of a majority of the outstanding shares of Common Stock at any regular or special meeting of the shareholders. Article X of the current Bylaws also grants the Board the power to alter, amend, add to, rescind or repeal the Bylaws of the Company by a majority of the Directors in office at any meeting of the Board, provided, however, that the Board may not amend the Bylaws so as to affect the qualifications, classification or term of office of Directors or the rights of any class of shareholders. The proposed amendment to Article X eliminates the restrictions on the Board’s power to amend provisions of the Bylaws that affect the qualifications, classification or term of office of Directors or the rights of any class of shareholders. The Article X Amendment would allow the Board to alter, amend, add to, rescind or repeal any provision of the Bylaws by a majority of the Directors in office at any meeting of the Board.

Required Vote

The approval of this proposal requires the affirmative vote of a majority of the votes cast on the matter.

PROXIES WILL BE VOTED “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED BYLAWS REGARDING POWER OF THE BOARD OF DIRECTORS TO AMEND THE BYLAWS UNLESS OTHERWISE INDICATED ON THE PROXY.

21

PROPOSAL 5 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, provides shareholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. This advisory vote is commonly known as “Say-on-Pay.” Accordingly, the Board is asking our shareholders to indicate their support for the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement.

At the 2013 Annual Meeting of Shareholders, our shareholders expressed a preference that advisory votes on executive compensation be held on an annual basis. Consistent with this preference, the Board determined to implement an advisory vote on executive compensation on an annual basis until the next required vote on the frequency of shareholder votes on the compensation of executive officers.

This proposal is not intended to address the specific item of compensation, but rather the overall compensation of our named executive officers and the Company’s executive compensation program and practices. Please read the “Compensation of Executive Officers,” together with the related compensation tables and narrative disclosure, below, for a detailed explanation of the Company’s executive compensation program and practices.

The Board is asking our shareholders to vote “FOR” the following non-binding resolution:

“Resolved, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis and the related compensation tables and narrative disclosure, in the Proxy Statement is hereby approved on an advisory basis.”

Required Vote

The approval of this proposal requires the affirmative vote of a majority of the votes cast on the matter. As an advisory vote, the result will not be binding on the Board; however, the Management Development Committee, which is comprised solely of independent directors, will consider the outcome of the vote when evaluating the effectiveness of the Company’s compensation policies and practices.

PROXIES WILL BE VOTED “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS UNLESS OTHERWISE INDICATED ON THE PROXY.

22

PROPOSAL 6 — RATIFICATION OF COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 6

As provided in its charter, the Audit Committee selects our independent registered public accounting firm, reviews the scope of the annual audit and approves all audit and non-audit services permitted under applicable law to be performed by the independent registered public accounting firm. The Audit Committee has evaluated the performance of BDO USA, LLP (“BDO”) and has selected them as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ended June 30, 2016. BDO has served as our independent registered public accounting firm since January 7, 2013. You are requested to ratify the Audit Committee’s appointment of BDO. Representatives of BDO are expected to be present at the annual meeting and will be given the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from shareholders present at the meeting.

A majority of the votes cast at the Annual Meeting is required for ratification. However, by NASDAQ and SEC rules, selection of the Company’s independent registered public accounting firm is the direct responsibility of the Audit Committee. Therefore, if shareholders fail to ratify the selection, the Audit Committee will seek to understand the reasons for such failure and will take those views into account in this and future appointments. Even if the current selection is ratified by shareholders, the Audit Committee reserves the right to appoint a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such change would be in the best interests of the Company and its shareholders.

Additional information regarding the Company’s independent registered public accounting firm can be found under “Independent Registered Public Accounting Firm”.

Required Vote

Ratification of the Company’s independent auditors requires a majority of the votes cast on the matter.

PROXIES WILL BE VOTED “FOR” THE RATIFICATION OF THE COMPANY’S INDEPENDENT AUDITORS UNLESS OTHERWISE INDICATED ON THE PROXY.

23

SHARE OWNERSHIP OF MANAGEMENT AND CERTAIN SHAREHOLDERS

Principal Shareholders

The following table sets forth information with respect to beneficial ownership of the Common Stock by each person known by us to be the beneficial owner of more than five percent of our outstanding Common Stock. The number of shares reported is as of the dates indicated in the footnotes below. The percentage of class is based on 9,352,628 shares of Common Stock outstanding on September 18, 2015. The information has been furnished by each such person.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Ariel Investments, LLC 200 E. Randolph Dr., Suite 2900 Chicago, IL 60601	1,372,183(2)	14.68
Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	741,331(3)	7.93
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	704,097(4)	7.53
Wellington Management Company, LLP, Wellington Trust Company, NA and Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Micro Cap Equity Portfolio 280 Congress Street Boston, MA 02210	625,894(5)	6.69
Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation 800 Third Avenue New York, New York 10022	536,900(6)	5.74

(1)	Unless otherwise indicated below, each shareholder listed has sole voting and sole investment power with respect to all shares beneficially owned by such person.

(2)	Based upon a Holdings Report on Schedule 13F-HR, dated and filed with the SEC on August 14, 2015, by Ariel Investments, LLC (“Ariel”), which disclosed that Ariel owned 1,372,183 shares as of June 30, 2015. In its statement on Schedule 13G, filed with the SEC on February 12, 2015, Ariel reported that it had sole power to dispose of 1,321,395 shares and sole power to vote 831,932 shares of Common Stock. Further, based upon its statement on Schedule 13G, the shares of Common Stock are beneficially owned by accounts which are advised by Ariel and none of which own more than 5% of the shares of Common Stock.

(3)	Based upon a Holdings Report on Schedule 13F-HR, dated and filed with the SEC on August 14, 2015, by Royce & Associates LLC (“Royce”), which disclosed that Royce owned 741,331 shares as of June 30, 2015. In its statement on Schedule 13G, filed with the SEC on January 20, 2015, Royce reported that it had shared power to dispose of, and to vote, 673,413 shares of Common Stock.

(4)	Based upon a Holdings Report on Schedule 13F-HR, dated and filed with the SEC on August 14, 2015, by Dimensional Fund Advisors LP (“Dimensional”), which disclosed that Dimensional owned 704,097 shares as of June 30, 2015. In its statement on Schedule 13G, dated and filed with the SEC on February 5, 2015, Dimensional reported that it had sole power to dispose of 665,193 shares and sole power to vote 647,675 shares of Common Stock. Further, based upon its statement on Schedule 13G, the shares of Common Stock are beneficially owned by investment companies, trusts and accounts which are advised by Dimensional and none of which own more than 5% of the shares of Common Stock. Dimensional disclaims beneficial ownership of such shares of Common Stock.

(5)	Based upon a Holdings Report on Schedule 13F-HR, dated and filed with the SEC on August 14, 2015, by Wellington Management Group LLP (“Wellington Management”), which disclosed that Wellington Management owned 625,894 shares as of June 30, 2015. In its statement on Schedule 13G, dated and filed with the SEC on February 12, 2015, Wellington Management reported that it had shared power to dispose of, and to vote, 584,394 shares of Common Stock. Further, based on its statement on Schedule 13G, the shares are held of record by clients which are advised by Wellington Management, two of which, Wellington Trust Company, NA (“Wellington Trust”) and Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Micro Cap Equity Portfolio (“Wellington Micro”), own more than 5% of the shares of Common Stock. Based upon Wellington Trust’s statement on Schedule 13G, dated and filed with the SEC on February 12, 2015, Wellington Trust reported that it had shared power to dispose of, and to vote, 584,394 shares of Common Stock. Further, based on it statement on Schedule 13G, the shares are held of record by clients which are advised by Wellington Trust, one of which, Wellington Micro, owns more than 5% of the shares of Common Stock. Based upon Wellington Micro’s statement on Schedule 13G, dated and filed with the SEC on February 12, 2015, Wellington Micro reported that it had shared power to dispose of, and to vote, 513,510 shares of Common Stock.

24

(6)	Based upon a Holdings Report on Schedule 13F-HR, dated and filed with the SEC on August 14, 2015, by Renaissance Technologies LLC (“Renaissance”), which disclosed that Renaissance owned 536,900 shares as of June 30, 2015. In their statement on Schedule 13G, filed with the SEC on February 12, 2015, Renaissance and its majority owner, Renaissance Technologies Holdings Corporation, disclosed that they beneficially owned 520,911 shares of Common Stock.

Beneficial Ownership by Directors and Executive Officers

The following table sets forth information with respect to beneficial ownership of the Common Stock by each of our directors and director nominees, the persons named in the Summary Compensation Table and by all our directors and executive officers as a group as of September 18, 2015, unless otherwise indicated. The information as to each person has been furnished by such person and, except as where otherwise indicated, each person has sole voting power and sole investment power with respect to all shares beneficially owned by such person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Jeffrey M. Armstrong(2)(3)	38,100	*
Kenneth R. Dabrowski(2)(4)	90,676	*
Philip J. DeCocco(2)(5)	133,437	1.42
W. Richard Marz(2)(6)	160,148	1.70
C. Richard Neely, Jr.(2)(7)	4,369	*
Robert S. Oswald(2)(8)	150,370	1.60
Terryll R. Smith(2)(9)	33,369	*
Song Yop Chung(10)	26,400	*
Mark S. Hoefing(11)	100	*
Keith R. Marchiando(12)	-	*
All current executive officers and directors as a group (8 persons)(13)	636,869	6.64

* Less than 1% of class

(1)	To the best of the Company’s knowledge, based on information reported by such directors and officers or contained in the Company’s shareholder records.

(2)	Serves as a member of the Board of the Company.

(3)	Includes options to purchase 25,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of September 18, 2015.

(4)	Includes options to purchase 28,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of September 18, 2015.

(5)	Includes options to purchase 36,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of September 18, 2015.

25

(6)	Includes options to purchase 78,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of September 18, 2015.

(7)	Includes options to purchase 2,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of September 18, 2015.

(8)	Includes options to purchase 36,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of September 18, 2015.

(9)	Includes options to purchase 20,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of September 18, 2015.

(10)	Includes options to purchase 16,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of September 18, 2015.

(11)	Mr. Hoefing resigned as Senior Vice President and Chief Financial Officer on December 12, 2014.

(12)	Mr. Marchiando resigned as Vice President-Finance and Chief Financial Officer on May 8, 2015.

(13)	Includes options to purchase 241,000 shares of Common Stock, which are presently exercisable or which are exercisable within 60 days of September 18, 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, our directors, executive (and certain other) officers, and any persons holding more than ten percent of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the SEC. Directors, officers and greater than ten percent shareholders are required by the SEC to furnish us with copies of all Section 16(a) reports they file. Specific due dates for these reports have been established and we are required to report in this proxy statement any failure to file by these dates during our last fiscal year. To our knowledge, all of these filing requirements were satisfied during our last fiscal year by our officers, directors and ten percent shareholders, except that Mr. Neely failed due to an administrative oversight to disclose his initial report of ownership of Common Stock on a Form 3, to disclose a grant by the Company of an option to purchase Common Stock on a Form 4 and to report the same transaction on a Form 5 in a timely manner. In making this statement, we have relied solely on the representations of our directors, officers and ten percent shareholders and copies of the reports that have been filed with the SEC.

EXECUTIVE OFFICERS

The executive officers listed below were appointed by the Board and serve in the capacities indicated. Executive officers are normally appointed annually by the Board and serve at the pleasure of the Board.

Name and Age	Position and Principal Occupations
Jeffrey M. Armstrong, 53	President and Chief Executive Officer of the Company since November 2013. Mr. Armstrong’s business experience is described under “Proposal 1 - Election of Directors.”
Song Yop Chung, 48	Senior Vice President and Chief Technology Officer of the Company since November 2014. Mr. Chung was the Vice President of Engineering and Chief Technology Officer of the Company from August 2014 until November 2014. He served as the Vice President of Engineering of the Company from May 2011 until August 2014. Prior to that Mr. Chung served as the Managing Director of Asia for the Company from May 2005 until April 2011.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation Discussion and Analysis

Executive Summary. This Compensation Discussion and Analysis (“CD&A”) is intended to provide information about our compensation objectives and policies for our principal executive officer, our principal financial officer and our other named executive officers ( the “NEOs”) included in the Summary Compensation Table that follows this discussion. This CD&A is intended to place in perspective the compensation information contained in the tables that follow this discussion.

During fiscal 2015, the Management Development Committee, after reviewing the Company’s executive compensation programs, determined to not change the principal components of our programs as discussed below, although we did refine our programs to better motivate our executives and team to implement the Company’s corporate strategy. This approach was supported by the results of the advisory vote by shareholders of the Company at the Annual Meeting of Shareholders held on November 11, 2014 at which the “Say on Pay” Advisory Vote on Executive Compensation was approved by 90.1% of the shareholders voting on the proposal.

26

General Philosophy. Our objective is to provide a superior return to shareholders. To support this objective, we believe that we must attract, retain and motivate top quality executive talent. Our executive compensation program is a critical tool in this process.

Our executive compensation program consists of five components:

•	Base salary;

•	Annual cash incentive opportunities;

•	Long-term incentives represented by stock-based awards;

•	Employee benefits; and

•	Severance and change in control benefits.

Our compensation philosophy at all levels of the organization emphasizes performance-based compensation. This is particularly true of our executive compensation program, which has been designed to link executive compensation to Company performance through at-risk compensation opportunities, providing significant reward to executives who contribute to our success. A significant portion of our NEOs and other executives’ potential annual cash compensation is tied to our revenue and profitability goals. We provide long-term incentives to our team through periodic stock awards. Through stock awards to our NEOs and other executives, we have tied a significant portion of their future compensation potential to the creation of long-term shareholder value. Further, we believe that stock-based incentives for team members, in addition to providing an incentive for their continued employment, more closely align their interests with those of the Company and its shareholders. During fiscal 2015, we continued our emphasis on performance based compensation and providing long-term incentives. For instance, in fiscal 2015, we increased the vesting requirements on our restricted stock grants from grants vesting in one year to grants vesting in three equal increments over three years.

Our approach to NEO base salaries is to ensure that they are competitive so that they are effective in attracting and retaining a high quality executive team. Similarly, in designing our employee benefit programs and severance and change in control benefits, we strive to offer benefits consistent with the general practice of comparable companies.

We believe that compensation should be simple, straightforward and easily understood by the recipients. As a result, our incentive compensation programs have generally been tied to a limited number of key Company-wide performance metrics that can be objectively measured. In fiscal 2015, we also tied a portion of short term cash incentives to the achievement of personal objectives tied to the Company’s strategic objectives.

We have announced and are implementing a corporate strategy designed to leverage our leading technologies and market position to accelerate the next evolution of growth of the Company as well as increase diversification across industries. The four components of our strategy are: profitable growth in core markets; broaden and extend our technical leadership; pursue prudent market diversification, and maintain operational excellence and fiscal discipline.

In the coming years, we will continue to revise and refine our executive and non-executive compensation programs to properly motivate our executives and team to implement this strategy. We will directly reward them for growth on a Company-wide basis, as well as for achieving goals and objectives within their control that drive the implementation of the strategy.

Equity Ownership Guidelines. In fiscal 2015, we determined to implement equity ownership guidelines for our executive team. We are in the process of implementing these guidelines. As currently contemplated, the guidelines would encourage our executive team to hold Company Common Stock with a value at least equal to their annual base salary.

The Role of the Management Development Committee and Chief Executive Officer in the Compensation Process. The Management Development Committee is responsible for the planning, review and administration of our executive compensation program and stock-based executive compensation programs. During the fiscal year ended June 30, 2015, all members of this Committee were non-employee directors of the Company. The Management Development Committee generally meets in conjunction with regularly scheduled Board meetings, although occasionally the Committee meets between Board meetings at the request of the Chief Executive Officer to deal with more immediate executive compensation matters.

27

The Management Development Committee generally reviews the components of executive compensation on an annual basis to determine whether there should be any adjustments in base salary, to establish the annual cash incentive plan, to establish a long term equity incentive plan, to determine if other stock-based incentives should be granted and to review the terms of our other executive compensation programs. Each year the Chief Executive Officer presents an evaluation of the performance of the NEOs and other executive team members to the Management Development Committee. Based upon this evaluation, the Chief Executive Officer makes recommendations to the Management Development Committee regarding compensation for the NEOs and other executives, other than himself. The Chief Executive Officer may make recommendations regarding changes in a particular NEO or other executive’s compensation more frequently than annually as a result of changes in circumstances, such as the assumption of increased executive level responsibilities. The Management Development Committee considers the recommendations of the Chief Executive Officer, as well as the other information provided to them by the Company, and then establishes compensation for the NEOs and other executives, either annually or periodically as the need arises.

The Management Development Committee independently assesses the performance of the Chief Executive Officer. Based upon that assessment, the performance of the Company and the Management Development Committee’s decisions regarding the compensation of the other NEOs and executives, the Management Development Committee independently establishes the compensation of the Chief Executive Officer, without any recommendations from or participation by the Chief Executive Officer in that process.

The Management Development Committee has not established a set percentage relationship between the size of the Chief Executive Officer’s compensation package as compared to the other NEOs. However, historically one of the factors considered by the Management Development Committee in setting the Chief Executive Officer’s compensation is the level of compensation awarded to the other NEOs for each element of compensation.

The base salary, annual cash incentive opportunity, stock-based incentives and other compensation terms for new executive officers are established by the Management Development Committee based upon the executive’s qualifications, position and level of responsibility as compared with our other executives, our profitability and other factors, such as assessments of individual performance and market practices, and, in the case of executive officers other than the Chief Executive Officer, upon the recommendation of the Chief Executive Officer.

The Chief Executive Officer typically proposes the terms of an annual cash incentive plan and equity incentive plan to the Management Development Committee for consideration. The Committee revises the plans as it deems appropriate and approves the final plans, usually in the first quarter of the fiscal year.

The Management Development Committee generally reviews all elements of compensation as a whole in establishing executive compensation. It does not have a pre-set formula for the proper mix of the elements, other than the annual cash incentive and equity incentive plans. In the case of our annual cash incentive and equity incentive plans, each of our NEOs and other executives has a set target percentage of his or her base salary that can be earned as an annual cash incentive and an equity incentive for achievement of Company-wide performance metrics.

The Role of Risk Assessment in Compensation Planning. As part of its process of developing and implementing the Company’s compensation programs for both executive and non-executive team members, the Management Development Committee considers whether the programs being proposed have the potential to create risks that could have a material adverse effect on the Company. The Management Development Committee believes that the Company’s compensation programs have been structured with an appropriate balance between providing strong compensation-related incentives to the team to drive revenue and profit growth, without encouraging them to take excessive risks to achieve growth. For instance, while the Company uses performance-based compensation at all levels of its compensation program, base salary still represents the largest single portion of all team members’ cash compensation. This encourages team members to take appropriate risks to achieve established goals, but tempered by the need to maintain the Company’s long-term established business assets and value. Further, Company revenue and operating income targets used in incentive plans are based upon the Company’s operating budget for the fiscal year generally developed by the executives and the team and approved by the Company’s Board of Directors. By setting targets in this fashion, the Management Development Committee strives to set realistic targets to drive reasonably achievable growth. In addition, the amount that can be earned by the executives and the team under this plan are capped at a percentage of the team member’s base salary, discouraging risk taking to achieve performance levels significantly above the expected levels of performance.

28

Key Elements of Compensation for Fiscal 2015

Base Salary. The Management Development Committee recognizes the importance of a competitive compensation structure in retaining and attracting valuable senior executives. Executive salary levels are reviewed and established annually. The salaries received by our executives generally reflect their levels of responsibility, our profitability and other factors, such as assessments of individual performance and market practices.

In connection with Mr. Chung’s promotion as a senior vice president during fiscal 2015, the Management Development Committee increased Mr. Chung’s base salary by 6.0%. No increases in base salary were approved for Mr. Armstrong or the other executive officers of the Company during fiscal 2015, with the Management Development Committee deferring consideration of such increases until fiscal 2016.

Annual Non-Equity Incentive Plan. Our executives and director-level team members are eligible for annual cash incentive opportunities. Generally, at the beginning of each fiscal year, the Management Development Committee develops a cash incentive plan applicable to the Chief Executive Officer of the Company, the other NEOs and our other executives and director-level team members.

In the case of our annual cash incentive, each of our executives and director-level team members, including the NEOs, has a set target percentage of their base salary that can be earned as an annual cash profit sharing incentive for achievement of Company-wide performance metrics and individual strategic goals.

For fiscal 2015, the Management Development Committee adopted the Fiscal 2015 Executive Short Term Incentive Plan, which applied to Mr. Armstrong, the other NEOs, our other executives and director-level team members. Under the Fiscal 2015 Executive Short Term Incentive Plan, participants could earn annual incentive cash compensation based upon performance against pre-established Company financial targets and individual strategic objectives.

The amount of the award of any cash incentives under the Fiscal 2015 Executive Short Term Incentive Plan for fiscal 2015 performance was based on the Company’s achievement of specified results with respect to Company revenue and operating income targets for fiscal 2015, as well as the achievement of individual strategic objectives. The weightings of these targets for fiscal 2015 were as follows:

Fiscal 2015 Targets	Weighting
Company Revenue	40%
Company Operating Income	40%
Individual Strategic Objectives	20%

The financial targets include progressive threshold (85% of target), target and maximum (115% of target) level incentive performance objectives.

An annual incentive cash compensation payout can be made under the Fiscal 2015 Executive Short Term Incentive Plan if either financial target equals or exceeds 85% of its specified minimum performance threshold point or at least 85% of the individual strategic objectives are achieved. The specific amount that such participant receives is dependent on company financial performance, a scaled payout multiplier (75% at threshold, 100% at target and 150% at maximum) applied to his or her predetermined participation level, a discretionary multiplier (80% to 120%), the participant’s base salary and his or her predetermined participation level stated as a percentage of base salary (50% for Mr. Armstrong and 40% for the other NEOs).

The amount that could have been received by Mr. Armstrong under the Fiscal 2015 Executive Short Term Incentive Plan ranged from 0% (assuming the threshold objectives were not met) to 90% (assuming the maximum objectives were met) of base salary, with a cash incentive amount of 50% of base salary if both of the target financial performance objectives are met, the individual strategic objectives are met and a 100% discretionary multiplier is used. For each of the other NEOs, the amount such officers could have received under the Fiscal 2015 Executive Short Term Incentive Plan ranged from 0% (assuming the threshold objectives were not met) to 72% (assuming the maximum objectives were met) of base salary, with a threshold cash incentive amount of 40% of base salary if both of the target financial performance objectives are met, the individual strategic objectives were met and a 100% discretionary multiplier is used.

Participating team members under the Fiscal 2015 Executive Short Term Incentive Plan had to be employed on or before December 31, 2014 in order to be eligible, except that executives who joined the Company, in connection with acquisitions that closed after December 31, 2014 were permitted to participate in the plan. Participating team members hired between July 1, 2014 and December 31, 2014, and those hired in connection with acquisitions closing thereafter, were eligible for a pro-rata portion of their individual participation level. Participating team members had to be employed by the Company at the date of the payments in fiscal 2016, except as otherwise provided under any severance agreement applicable to the participant. See “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.” The Management Development Committee reserved the right to increase, decrease or eliminate any payout under the Fiscal 2015 Executive Short Term Incentive Plan for any participant, including to provide for no payout even if the financial performance targets or strategic objectives were achieved by the participant.

29

Our fiscal 2015 adjusted revenue and operating income for purposes of the Fiscal 2015 Executive Short Term Incentive Plan were approximately 105% and 52%, respectively, of the target thresholds. Accordingly, a cash incentive was earned for the revenue target, but not for the operating income target. Because adjusted revenue was above the target level, a scaled payout multiplier of approximately 117% applied for the portion of the cash incentive based upon revenue. Because the executive officers also achieved their individual strategic goals, the Management Development Committee approved the use of a scaled payout multiplier of 120% for the portion of their cash incentive based upon strategic goals. The Management Development Committee approved the use of a discretionary multiplier of 100% for the executive officers. In calculating our fiscal 2015 adjusted revenue and operating income for purposes of the Fiscal 2015 Executive Short Term Incentive Plan, the Management Development Committee determined that it was appropriate to exclude from the calculations revenue and operating income from the two companies acquired by the Company in fiscal 2015 from their date of acquisition, expenses incurred by the Company during fiscal 2015 in connection with completing these acquisitions and fiscal 2015 bonus accruals.

Cash payments to Mr. Armstrong and the other NEO at June 30, 2015 under the Fiscal 2015 Executive Short Term Incentive Plan totaled approximately 36% and 28% of their average base salary for fiscal 2015, respectively. Two of our NEOs terminated their employment prior to June 30, 2015 and so did not receive any cash payments under the Fiscal 2015 Executive Short Term Incentive Plan.

The Management Development Committee also awarded discretionary cash spot bonuses to members of the executive team, including to Mr. Armstrong and the other NEOs, in October 2014 in recognition of the significant efforts undertaken to develop and implement several strategic projects, including development of a comprehensive mergers and acquisitions strategy, new executive compensation plans and a new five year strategic and financial plan.

Long Term Equity Incentive Plan. Our executives and director-level team members are eligible for equity incentive opportunities. Generally, at the beginning of each fiscal year, the Management Development Committee develops an equity incentive plan applicable to the Chief Executive Officer of the Company, the other NEOs and our other executives and director-level team members.

For fiscal 2015, the Management Development Committee adopted the Fiscal 2015 Executive Long Term Incentive Plan, which applied to Mr. Armstrong, the other NEOs, our other executives and director-level team members. Under the Fiscal 2015 Executive Long Term Incentive Plan, each of our executives and director-level team members, including the NEOs, had a set target percentage of their base salary that could be earned in the form of a restricted stock award of Common Stock or an option to purchase Common Stock, as determined by the Management Development Committee, based upon an earned award denominated in dollars for performance against pre-established Company-wide financial targets.

The number of stock options shares awarded under the Fiscal 2015 Executive Long Term Incentive Plan for fiscal 2015 performance was based on the Company’s achievement of specified results with respect to Company revenue and operating income targets for fiscal 2015. The weightings of these targets for fiscal 2015 were as follows:

Fiscal Targets	Weighting
Company Revenue	50%
Company Operating Income	50%

The financial targets include progressive threshold (85% of target), target and maximum (115% of target) level incentive performance objectives.

An incentive equity compensation payout can be made under the Fiscal 2015 Executive Long Term Incentive Plan if either financial target equals or exceeds 85% of its specified minimum threshold point. The specific number of shares of restricted stock or stock options that such participant receives is determined by dividing a dollar amount dependent on Company financial performance, a scaled payout multiplier (75% to 150%) applied to his or her predetermined participation level, a discretionary multiplier (50% to 200%), the participant’s base salary and his or her predetermined participation level stated as a percentage of base salary (40% for Mr. Armstrong and 25% for the other NEOs), by (i) the closing price of the Common Stock on the NASDAQ Stock Market’s Global Market on the equity award date in fiscal 2016, in the case of restricted stock awards, or (ii) the value of an option share on the grant date, determined using a Black Scholes option-pricing model valuation, in the case of stock option grants.

30

Under the Fiscal 2015 Executive Long Term Incentive Plan, the grant date value of the equity award that could be received by Mr. Armstrong ranged from 0% (assuming the threshold objectives were not met) to 120% (assuming the maximum objectives were met) of base salary, with a grant date value of 40% of base salary if both of the target financial performance objectives are met and a discretionary multiplier of 100% is used. Under the Fiscal 2015 Executive Long Term Incentive Plan, the grant date value of the equity award that could be received by the Company’s other NEOs ranged from 0% (assuming the threshold objectives were not met) to 75% (assuming the maximum objectives were met) of base salary, with a grant date value of 25% of base salary if both of the target financial performance objectives are met and a discretionary multiplier of 100% is used.

After completion of fiscal 2015, the Management Development Committee determined the extent to which the specified goals relating to the financial targets were achieved, the discretionary multiplier to be used and the type of equity award to be used.

Participating team members under the Fiscal 2015 Executive Long Term Incentive Plan had to be employed on or before December 31, 2014 in order to be eligible, except that executives who joined the Company in connection with acquisitions that closed after December 31, 2014 were permitted to participate in the plan. Participating team members hired between July 1, 2014 and December 31, 2014, and those hired in connection with acquisitions closing thereafter, were eligible for a pro-rata portion of their individual participation level. Participating team members had to be employed by the Company at the date of the payments in fiscal 2016, except as otherwise provided under any severance agreement applicable to the participant. See “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.” The Management Development Committee reserved the right to increase, decrease or eliminate any payout under the Fiscal 2015 Executive Long Term Incentive Plan for any participant, even if the financial performance targets were achieved.

Our fiscal 2015 adjusted revenue and operating income for purposes of the Fiscal 2015 Executive Long Term Incentive Plan were approximately 105% and 52%, respectively, of the target thresholds. Accordingly, an equity award was earned for the revenue target, but not for the operating income target. Because adjusted revenue was above the target level, a scaled payout multiplier of approximately 117% applied for the portion of the equity incentive based upon revenue. The Management Development Committee approved the use of a discretionary multiplier of 200% for the executive officers. In calculating our fiscal 2015 adjusted revenue and operating income for purposes of the Fiscal 2015 Executive Long Term Incentive Plan, the Management Development Committee determined that it was appropriate to exclude from the calculations revenue and operating income from the two companies acquired by the Company in fiscal 2015 from their date of acquisitions, expenses incurred by the Company during fiscal 2015 in connection with completing these acquisitions and fiscal 2015 bonus accruals.

Messrs. Armstrong and the other current NEO were awarded stock options under the 2015 Executive Long Term Incentive Plan based upon the level of achievement of the financial targets and the application of the scaled payout multiplier and the discretionary multiplier as described above, representing an equity incentive equal to approximately 46% and 29% of Mr. Armstrong and the other NEO’s average base salary for fiscal 2015, respectively. The stock option awards become exercisable one-third on each anniversary of the grant date, provided the participant remains employed with the Company on each of the relevant vesting dates. Due to their resignations prior to June 30, 2015, no equity incentives were awarded to Messrs. Hoefing and Marchiando under the Fiscal 2015 Executive Long Term Incentive Plan.

Stock-Based Incentives. The 2004 Stock Plan permits the Management Development Committee to grant stock appreciation rights, restricted stock, restricted stock units, performance share awards and deferred stock units, in addition to incentive and non-qualified stock options.

Mr. Armstrong was granted options under the 2004 Stock Plan to purchase 100,000 shares of Common Stock when he was appointed President and Chief Executive Officer in November 2013 and in November 2014, on the first anniversary of his hire date, as required by his offer letter. In addition, as part of his offer letter, subject to and conditioned upon the future approval of the Management Development Committee, Mr. Armstrong will be awarded an option to purchase an additional 100,000 shares of Common Stock this year on the anniversary of his hire date so long as he remains employed as the Company’s President and Chief Executive Officer on that date. The Management Development Committee believes that this additional option grant to Mr. Armstrong is appropriate to continue to more closely align his interests with those of our shareholders.

31

Options granted to Mr. Armstrong to date become exercisable in four equal annual installments, beginning one year from their date of initial grant, at an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant. The options expire ten years from the date of grant, or if earlier, one year after the executive’s death or permanent disability or three months after the executive’s termination of employment. In addition, any portion of these options that is not exercisable becomes exercisable immediately upon a Change in Control of the Company as described under “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.” All of the options granted were non-qualified stock options.

The Management Development Committee does not have a set time of the year in which it makes discretionary equity awards under the 2004 Stock Plan, nor does it make such awards every year.

In October 2014, the Management Development Committee made a restricted stock award of 10,100 shares to Mr. Armstrong and restricted stock awards of between 2,500 and 6,800 shares to the other NEOs. These awards were made in recognition of the level of effort made by Mr. Armstrong and the other NEOs in the implementation of the Company’s new corporate strategy and as retention awards. One-third of the restricted stock award vests and risk of forfeitures and other restrictions lapse on such shares on each anniversary of the date of grant if the executive’s services or employment have not terminated on or prior to such date. Messrs. Hoefing and Marchiando’s restricted stock awards were forfeited upon their termination of employment during fiscal 2015. These restricted stock awards become immediately vested and risk of forfeiture and other restrictions lapse in the event of a change in control as described under “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.”

In September 2015, the Management Development Committee made stock option grants under the 2004 Stock Plan to purchase 24,000 and 16,000 shares of Common Stock to Messrs. Armstrong and Chung, respectively. These awards were made in recognition of the level of effort made by Messrs. Armstrong and Chung in connection with the identification, negotiation, closing and integration of the acquisitions of Coord3 s.r.l. and Next Metrology Software s.r.o during fiscal 2015. These options were issued on September 29, 2015, with an exercise price equal to the closing market price on that date. These options become exercisable in three equal annual installments, beginning one year from their date of initial grant, at an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant. The options expire ten years from the date of grant, or if earlier, one year after the executive’s death or permanent disability or three months after the executive’s termination of employment. In addition, any portion of these options that is not exercisable becomes exercisable immediately upon a Change in Control of the Company as described under “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.” All of the options granted were non-qualified stock options.

Under the terms of the Fiscal 2015 Executive Long Term Incentive Plan, Mr. Armstrong and other NEOs became eligible for an award of restricted stock or stock options under the 2004 Stock Plan in fiscal 2015 as described above under “Compensation of Executive Officers – Compensation Discussion and Analysis – Key Elements of Compensation for Fiscal 2015 – Long Term Equity Incentive Plan.”

The Management Development Committee periodically reviews the various stock-based incentive alternatives available to the Company under the 2004 Stock Plan as part of its development of a program to provide appropriate long-term incentives to the executive team and more closely align their interests with the Company and its shareholders. Historically, the Management Development Committee used grants of non-qualified stock options as the Company’s principal long-term stock incentive program for the executive team. More recently, the Management Development Committee also has used restricted stock awards to the executive team, members of the Board of Directors and other team members. We have increased our use of restricted stock awards in order to reduce the number of shares being issued by the Company as equity incentive awards. Because recipients of restricted stock awards are not required to pay an exercise price to realize the benefits of the award, as compared to stock option grants where they are required to do so, we are able to award fewer shares of restricted stock to participants than if we granted stock options, yet provide participants with equivalent value to a stock option grant. In the future, the Management Development Committee plans to use a combination of stock option grants and restricted stock awards.

During fiscal 2015, the Management Development Committee determined to reduce the vesting period for stock option grants from four to three years and increase the vesting period for restricted stock grants from one year to three years. These changes were implemented based on a peer and industry practices review and make our stock option grants a more competitive element of compensation when attracting and retaining executives and to structure our restricted stock awards to provide a longer term incentive to our executives. The Management Development Committee believes that awarding restricted stock and stock options in this fashion provides an incentive for continued employment and otherwise more closely aligns the interests of recipients with those of the Company and its shareholders.

32

The Management Development Committee generally provides for stock options grants and restricted stock awards to become exercisable immediately upon a Change in Control. This provides executives with the appropriate incentives to act in the best interests of the Company and its shareholders, without concern for their own personal interests, and to provide for continuity of management during the pendency of a transaction that could result in a Change in Control of the Company.

The Management Development Committee uses a single trigger structure for acceleration of vesting of stock option grants and restricted stock awards upon a change in control of the Company so that vesting occurs upon the occurrence of the change of control. It believes that a single trigger structure best achieves its objective of providing executives with appropriate incentives to act in the best interests of the Company and its shareholders, without concern for their own personal interests, during a change in control transaction.

Employee Benefits. We believe it is important to the retention of our team members that we maintain a competitive benefit package at all levels within the Company. Further, we believe a well-designed employee benefit program further promotes the creation of value for our shareholders by enhancing job productivity by encouraging our team members to maintain a healthy lifestyle and providing a reasonable level of financial support in the event of an illness, injury or death.

All of our team members, including the NEOs and our other executives, receive customary benefits such as medical, dental and vision plans, short and long-term disability and group life insurance. In addition, the NEOs and certain other executives receive enhanced life insurance (in lieu of group life) and supplemental long-term executive disability benefits, commensurate with their higher compensation levels.

We also maintain a 401(k) Profit Sharing Plan (the “401(k) Plan”) in which all team members employed in the United States, including the NEOs and our other executives, are eligible to participate on the same basis. All team members are eligible to contribute up to 75% of their salaries on a pre-tax basis to the 401(k) Plan. For calendar year 2015, the annual maximum contribution limit is $18,000 for employees under 50 years of age and $24,000 for employees 50 years of age or older. In addition, the Board of Directors may authorize the Company, from time to time, to match a portion of the team members’ contributions to the 401(k) Plan. During fiscal 2015, 2014 and 2013, the Company matched 50% of each team member’s voluntary contributions to the 401(k) Plan up to the annual maximum contribution limit set forth above, including those made by the NEOs and our other executives.

To facilitate the performance of their management responsibilities, we provide certain key employees selected perquisites and other personal benefits, such as an automobile expense allowance and relocation benefits, such as temporary housing and reimbursements of travel costs prior to relocation, to key employees when they join us.

Severance Agreements. The Board, upon recommendation of the Management Development Committee, authorized the implementation of formal severance agreements for the Company’s executive officers beginning in fiscal 2005. The terms of the severance agreements are described under “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.” The Board determined it appropriate to formalize the Company’s general severance policies and practices for its executive team and at the same time institute enhanced severance arrangements payable in the event of a termination of the executive’s employment following a change in control of the Company. The Board and Management Development Committee believe that the enhanced severance arrangements are necessary in order to provide executives with the appropriate incentives to act in the best interests of the Company and its shareholders, without concern for their own personal interests, and to provide for continuity of management during the pendency of a transaction that could result in a change in control of the Company. The Management Development Committee, in developing its recommendations to the Board, consulted with an outside compensation consultant hired by the Committee and the Company’s outside legal counsel. Based upon the foregoing, the Management Development Committee believes that the severance agreements contain terms and conditions which are comparable to those used by other companies that are similar in size to the Company.

The NEOs have all entered into our standard executive agreement not to compete, restricting the executive’s right to compete with us for the longer of twelve months following the termination of employment or the period post-termination during which we are required to make payments to the executive, and standard employee proprietary information and inventions agreement, containing confidentiality provisions and a two-year post-termination restriction on soliciting our employees. We have the right to cease all further payments under the NEO’s severance agreement in the event that the NEO violates the executive non-competition agreement. The NEOs must sign a standard release to receive payments under the severance agreements, including standard non-disparagement provisions.

33

Payments under the severance agreements, when aggregated with any other “parachute payments” (defined under Internal Revenue Code of 1986, as amended (the “Code”), Section 280G as compensation that becomes payable or accelerated due to a Change in Control) payable under any of our other plans, agreements or policies, are capped so as to not be treated as “excess parachute payments” under Code Sections 280G and 4999. See “Compensation of Executive Officers – Compensation Discussion and Analysis – Golden Parachute Excise Tax” below for a further discussion of our policy with respect to golden parachute amounts.

Deductibility of Executive Compensation. Code Section 162(m) restricts the deductibility of executive compensation paid to the chief executive officer and any of the three most highly compensated executive officers (other than the chief financial officer) at the end of the fiscal year to the extent such compensation (including gains from the exercise of certain stock options) exceeds $1,000,000 in any year. There are exceptions to the limitation for performance-based compensation that is based on nondiscretionary, pre-established performance measures.

Our Board established certain restrictions on the granting of options under the 2004 Stock Plan so that compensation realized in connection with the stock-based grants under the 2004 Stock Plan could be structured to be exempt from the restrictions on deductibility under Section 162(m). For instance, the 2004 Stock Plan restricts stock grants to any participant in any fiscal year as follows: (i) up to 200,000 shares of Common Stock may be subject to stock option grants, (ii) up to 200,000 shares of Common Stock may be subject to stock appreciation right grants, (iii) up to 200,000 shares of Common Stock may be subject to restricted stock awards, (iv) up to 200,000 shares of Common Stock may be subject to restricted stock units and (v) up to 200,000 shares of Common Stock may be subject to performance share awards. It is important to note that while these restrictions allow the Management Development Committee continuing discretion in establishing executive officer compensation, they do limit such discretion by restricting the size of stock awards which the Management Development Committee may grant to any single individual. The permitted size of the stock awards to a single individual was established based on the determination of the maximum number of shares which would be required to be granted in any fiscal year to retain or attract a chief executive officer of the Company. The stock option grants under the 2004 Stock Plan have been designed to be exempt from the restrictions on deductibility under Section 162(m). While the restricted stock awards under the 2004 Stock Plan, to date, have not been designed to be exempt from the restrictions on deductibility under Section 162(m), they have been small enough in number and so not likely to result in payments to any executive officer in any year which would be subject to such restrictions.

We do not believe that other components of our compensation program are likely to result in payments to any executive officer in any year which would be subject to the restriction on deductibility under Section 162(m). Accordingly, we believe that we have taken appropriate actions to preserve the deductibility of most of the annual performance bonuses and long-term performance incentive awards the Management Development Committee is likely to award in any given year. We will continue to evaluate the advisability of qualifying future executive compensation programs for deductibility under the Code.

The Management Development Committee recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards to enable us to attract, retain and motivate highly qualified executives. It has the authority to approve non-deductible compensation in appropriate circumstances. Also, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the related regulations and guidance, no assurance can be given that compensation intended by us to satisfy the requirements for deductibility under Section 162(m) will in fact do so.

Stock Awards Expense. We are required under FASB ASC Topic 718 to record compensation expense associated with stock awards to our employees, including the NEOs, as more fully discussed in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2015. As discussed above, the Management Development Committee does consider the impact of FASB ASC Topic 718 in determining to use grants of non-qualified stock options and restricted stock as our principal long-term incentive program for the executive team. Further, the Management Development Committee does consider the amount of compensation expense required to be recorded in determining the size of stock option grants and restricted stock awards to the Chief Executive Officer and the aggregate grants and awards made to the remainder of the executive team and team members generally.

34

Golden Parachute Excise Tax. Code Section 280G imposes tax penalties on golden parachute payments associated with a Change in Control of the Company to the extent they exceed a specified level. These penalties include a 20% excise tax on executives receiving these excess payments and the elimination of our tax deduction for these excess payments. Payments under our severance agreements and from the acceleration of the exercisability of our stock options and vesting of our restricted stock in the event of a Change in Control of the Company are potentially subject to these tax penalties. Currently, payments under our severance agreements are capped at an amount that will not trigger the excise tax. There is no similar limitation on the acceleration of the exercisability of stock options and vesting of restricted stock since we believe it is unlikely that the acceleration of options and vesting of restricted stock alone would cause an executive to exceed the specified level. The Management Development Committee recognizes the need to retain flexibility to make compensation decisions that may cause payments to executives to exceed the levels specified in Code Section 280G to enable us to attract, retain and motivate highly qualified executives. It therefore has the authority to approve compensation that would exceed the specified level or to remove the cap contained in the severance agreements in appropriate circumstances.

Deferred Compensation. We have also structured our executive compensation program with the intention that it complies with or be exempt from Code Section 409A which may impose additional taxes on our executives for certain types of deferred compensation that are not in compliance with or exempt from Code Section 409A.

Because the Company’s policy is to either comply with or exempt payments from Code Section 409A, it does not generally assume responsibility for any additional tax, interest, or penalties under Code Section 409A, although it has the authority to do so in appropriate circumstances. Also, because of ambiguities and uncertainties as to the application and interpretation of Code Section 409A and the related regulations and guidance, no assurance can be given that compensation intended by us to comply with or be exempt from Code Section 409A will in fact do so.

Report of the Management Development, Compensation and Stock Option Committee

The Management Development, Compensation and Stock Option Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

MANAGEMENT DEVELOPMENT	Philip J. DeCocco, Chairman
COMPENSATION AND STOCK	Kenneth R. Dabrowski
OPTION COMMITTEE	Terryll R. Smith

Consideration of Last Year’s Advisory Shareholder Vote on Executive Compensation

At the 2014 Annual Meeting of Shareholders, approximately 90.1% of the votes cast by the shareholders were voted to approve the compensation of the Company’s named executive officers as discussed and disclosed in the 2014 Proxy Statement. The Board and the Management Development Committee appreciate and value the views of our shareholders. In considering the results of this advisory vote on executive compensation, the Management Development Committee concluded that the compensation paid to our named executive officers and the Company’s overall pay practices enjoy shareholder support and did not make any material changes to the executive compensation program in response to the shareholder vote.

Going forward, future advisory votes on executive compensation will serve as an additional tool to guide the Board and the Management Development Committee in evaluating the alignment of the Company’s executive compensation program with the interests of the Company and its shareholders. Shareholders may communicate with the Board, the Management Development Committee or individual directors regarding the Company’s executive compensation program by submitting such communications in writing to Perceptron, Inc., Attention: Board of Directors (or the Management Development Committee or the individual director(s)), 47827 Halyard Drive, Plymouth, Michigan 48170. Communications should be sent by overnight or certified mail, return receipt requested. Such communications will be delivered directly to the Board, the Management Development Committee or the individual director(s), as designated on such communication.

At the 2013 Annual Meeting of Shareholders, our shareholders expressed a preference that advisory votes on executive compensation be held on an annual basis. Consistent with this preference, the Board determined to implement an advisory vote on executive compensation on an annual basis until the next required vote on the frequency of shareholder votes on the compensation of executive officers.

35

Summary Compensation Table

The following table sets forth certain information as to compensation paid by us for services rendered in all capacities to the Company and its subsidiaries during fiscal 2015, 2014 and 2013 (except as otherwise noted) to (i) persons serving as our Chief Executive Officer at any time during fiscal 2015, (ii) persons serving as our Chief Financial Officer at any time during fiscal 2015, (iii) our other executive officer as of June 30, 2015 (as to compensation paid by us for services rendered in all capacities to the Company during fiscal 2015); and (iv) persons serving as our executive officers at any time during fiscal 2015, who were not serving as our executive officers as of June 30, 2015, whose total compensation exceeded $100,000 in fiscal 2015 (collectively, the “named executive officers” or “NEOs”). Please see the Compensation Discussion and Analysis for additional detail regarding the Company’s compensation philosophy, practices and fiscal 2015 compensation decisions.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensa- tion ($)(2)	Total
Jeffrey M. Armstrong, President and	2015	350,000	50,000	92,920	(4)	548,968	(5)	124,250	31,267	$1,197,405
Chief Executive Officer (3)	2014	220,769	─	39,570	(6)	290,102	(7)	─	30,522	580,963
Song Yop Chung, Senior Vice President and Chief Technology Officer (8)	2015	205,569	28,000	49,680	(4)	51,500	(5)	58,504	11,088	404,341
Mark S. Hoefing,	2015	125,250	36,000	62,500	(4)	84,544	(5)	─	9,452	317,746
Former Senior Vice	2014	240,407	─	39,570	(6)	46,912	(7)	─	23,925	350,814
President and Chief Operating Officer (9)	2013	231,527	─	16,170	(10)	33,651	(7)	75,803	22,426	379,577
Keith R. Marchiando,	2015	195,462	─	23,000	(4)	55,000	(5)	─	25,106	298,568
Former Vice President – Finance and Chief Financial Officer (11)	2014	75,308	─	─		105,032	(7)	─	3,840	184,180

__________________

(1)	Represents cash incentive payments earned under our Fiscal 2015 Executive Short Term Incentive Plan. As discussed under “Compensation of Executive Officers – Compensation Discussion and Analysis – Key Elements of Compensation for Fiscal 2015 – Annual Non-Equity Incentive Plan,” the plan provides for annual cash incentive payments based on annual Company revenue and operating income performance goals and achievement of individual strategic performance goals for fiscal 2015. Messrs. Hoefing and Marchiando did not receive any cash payments under the Fiscal 2015 Executive Short Term Incentive Plan because their employment terminated prior to June 30, 2015.

(2)	“All Other Compensation” in fiscal 2015 is comprised of (i) contributions made by us to the accounts of the named executives under our 401(k) Plan with respect to fiscal 2015 as follows: Mr. Armstrong $17,200, Mr. Chung $2,000, Mr. Hoefing $5,050, Mr. Marchiando $17,201, (ii) reimbursements for personal commuting expenses for Mr. Armstrong, (iii) the dollar value of any life insurance premiums we paid in fiscal 2015 with respect to term life insurance for the benefit of the named executives, (iv) the dollar value of any supplemental executive disability insurance premiums we paid in fiscal 2015 for the benefit of the named executives, (v) the dollar value of a monthly automobile allowance to the named executives, and (vi) the dollar value of payments made to Messrs. Armstrong and Marchiando for periods during which they opted out of the Company’s health plans.

(3)	Mr. Armstrong also served as the Company’s principal financial officer following the termination of Mr. Marchiando’s employment with the Company on May 8, 2015.

(4)	Represents the full grant date fair value associated with restricted stock awards, calculated in accordance with FASB ASC Topic 718, excluding any forfeiture reserves recorded for those awards. There can be no assurance that the FASB ASC Topic 718 restricted stock award amounts shown above will ever be realized. The assumptions we used to calculate these amounts are included in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2015. As set forth under “Compensation of Executive Officers – Compensation Discussion and Analysis – Grants of Plan Based Awards” below, on October 13, 2014, Messrs. Armstrong, Chung, Hoefing and Marchiando received restricted stock awards for 10,100 shares, with a full grant date fair value of $92,920; 5,400 shares, with a full grant date fair value of $49,680; 6,800 shares, with a full grant date fair value of $62,500; and 2,500 shares, with a full grant date fair value of $23,000; respectively. One third of these restricted stock award vests and risk of forfeiture and other restrictions lapse on such shares on each anniversary of the date of grant if the executive’s services or employment has not terminated on or prior to such date.

36

(5)	Represents the full grant date fair value associated with stock option awards, calculated in accordance with FASB ASC Topic 718, excluding any forfeiture reserves recorded for these awards. There can be no assurance that the FASB ASC Topic 718 option award amounts shown above will ever be realized. The assumptions we used to calculate these amounts are included in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2015. With respect to an option for 100,000 shares of Common Stock granted to Mr. Armstrong, twenty-five percent of the option becomes exercisable on each anniversary of the date of grant if Mr. Armstrong’s services or employment have not terminated on or prior to such date. As discussed under “Compensation of Executive Officers – Compensation Discussion and Analysis – Key Elements of Compensation for Fiscal 2015 – Long Term Equity Incentive Plan,” the remainder of the stock options were awarded pursuant to the Fiscal 2015 Executive Long Term Incentive Plan. The full grant date fair value was determined assuming achievement of the performance goals was at target levels, which would result in application of a 100% scaled payout multiplier, and assuming the Management Development Committee applied a 100% discretionary multiplier. If the highest level of performance conditions had been met under the Fiscal 2015 Executive Long Term Incentive Plan, the full grant date fair value associated with stock option awards during fiscal 2015 under such plan, calculated in accordance with FASB ASC Topic 718, excluding any forfeiture reserves recorded for those awards, would have been as follows: Mr. Armstrong $419,999, Mr. Chung $154,499, Mr. Hoefing $253,630, and Mr. Marchiando $164,999. Pursuant to the Fiscal 2015 Executive Long Term incentive Plan, Messrs. Armstrong and Chung received a grant of an option to purchase 53,597 and 19,716 shares, respectively, of Common Stock under the 2004 Stock Plan, based upon the level of achievement of the corporate revenue and operating income goals established under the Fiscal 2015 Executive Long Term Incentive Plan. These options were issued on September 29, 2015 and have an exercise price equal to the closing market price on that date. The full grant date fair value associated with these options is $162,400 and $59,740, respectively. One third of the option becomes exercisable on each anniversary of the date of grant if Messrs. Armstrong and Chung’s service or employment have not terminated on or prior to such date. The option shares become immediately exercisable in the event of a change in control as described under “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.” These options expire ten years from their date of grant or, if earlier, one year after the optionee’s death or permanent disability or three months after the optionee’s termination of employment. Messrs. Hoefing and Marchiando did not receive stock awards under the Fiscal 2015 Executive Long Term Incentive Plan because they terminated employment prior to June 30, 2015.

(6)	Represents the full grant date fair value associated with restricted stock awards under our 2014 Annual Incentive Plan, calculated in accordance with FASB ASC Topic 718, excluding any forfeiture reserves recorded for those awards. There can be no assurance that the FASB ASC Topic 718 restricted stock award amounts shown above will ever be realized. The assumptions we used to calculate these amounts are included in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2015. The restricted stock awards were earned based on an individual’s achievement of performance goals during fiscal 2014 with a subsequent one year service vesting after the issuance date. The full grant date fair value was determined assuming achievement of the performance goals was at target levels. Compensation expense related to the restricted stock awards for fiscal 2014 is based on the closing price of the Common Stock on November 12, 2013, the date of grant, multiplied by the number of restricted stock awards expected to be issued and is amortized over the combined performance and service periods. Pursuant to the 2014 Annual Incentive Plan, Messrs. Armstrong and Hoefing received a grant of 3,000 and 2,000 shares, respectively, of restricted stock under the 2004 Stock Plan on October 13, 2014, based upon their level of achievement of their personal goals. The restricted stock award vests and risk of forfeiture and other restrictions will lapse on Mr. Armstrong’s shares on October 13, 2015 if his services or employment have not terminated on or prior to such date. The restricted stock awards become immediately vested and risk of forfeiture and other restrictions lapse in the event of a change in control as described under “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.” Mr. Hoefing’s shares were forfeited upon his termination of employment with the Company. Mr. Marchiando was not eligible for an award of restricted stock for fiscal 2014.

37

(7)	Represents the full grant date fair value associated with stock option awards calculated in accordance with FASB ASC Topic 718, excluding any forfeiture reserves recorded for these awards. There can be no assurance that the FASB ASC Topic 718 option award amounts shown above will ever be realized. The assumptions we used to calculate these amounts are included in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2015. Twenty-five percent of the option becomes exercisable on each anniversary of the date of grant. The option shares become immediately exercisable in the event of a change in control as described under “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.” These options expire ten years from their date of grant or, if earlier, one year after the optionee’s death or permanent disability or three months after the optionee’s termination of employment.

(8)	Mr. Chung was appointed as an executive officer of the Company on May 19, 2015.

(9)	Mr. Hoefing resigned as Senior Vice President and Chief Operating Officer on December 12, 2014.

(10)	Represents the full grant date fair value associated with restricted stock awards under our 2013 Annual Incentive Plan, calculated in accordance with FASB ASC Topic 718, excluding any forfeiture reserves recorded for those awards. There can be no assurance that the FASB ASC Topic 718 restricted stock award amounts shown above will ever be realized. The assumptions we used to calculate these amounts are included in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2015. The restricted stock awards were earned based on an individual’s achievement of performance goals during fiscal 2013 with a subsequent one year service vesting after the issuance date. The full grant date fair value was determined assuming achievement of the performance goals was at target levels. Compensation expense related to the restricted stock awards is based on the closing price of the Common Stock on November 13, 2012, the date of grant, multiplied by the number of restricted stock awards expected to be issued and is amortized over the combined performance and service periods. Pursuant to the 2013 Annual Incentive Plan, Mr. Hoefing received a grant of 3,000 shares of restricted stock under the 2004 Stock Plan on August 27, 2013 based upon his level of achievement of his personal goals. The restricted stock award vested and risk of forfeiture and other restrictions lapsed on Mr. Hoefing’s shares on August 27, 2014.

(11)	Mr. Marchiando resigned as Vice President and Chief Financial Officer on May 8, 2015.

38

Grants of Plan-Based Awards

The following table sets forth information concerning each grant of a plan-based award made to a NEO during fiscal year 2015.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2015

					Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date		Date Approved by Management Development Committee		Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock (3)	All Other Option Awards; Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards ($)
Jeffrey M. Armstrong					131,251	175,000	314,999
	10/13/2014		10/13/2014					105,001	140,000	419,999				140,000	(6)
	10/13/2014		10/13/2014								10,100			92,920	(7)
	12/1/2014	(8)	11/11/2014	(8)								100,000	9.95	408,968	(9)
Song Yop Chung					61,801	82,400	148,320
	10/13/2014		10/13/2014					38,626	51,500	154,499				51,500	(6)
	10/13/2014		10/13/2014								5,400			49,680	(7)
Mark S. Hoefing					75,151	100,200	180,360
	10/13/2014		10/13/2014					63,409	84,544	253,630				84,544	(6)
	10/13/2014		10/13/2014								6,800			62,500	(7)
Keith R. Marchiando					66,001	88,000	158,400
	10/13/2014		10/13/2014	(6)				41,251	55,000	164,999				55,000	(6)
	10/13/2014		10/13/2014								2,500			23,000	(7)

(1)	The amount reported in these columns are the cash amounts that would have been paid under our Fiscal 2015 Executive Short Term Incentive Plan if the threshold, target and maximum financial performance objectives and individual strategic goals were met. Pursuant to the terms of the Fiscal 2015 Executive Short Term Incentive Plan, Messrs. Armstrong and Chung will receive cash payments of $124,250 and $58,504, respectively. Messrs. Hoefing and Marchiando did not receive cash payments under the Fiscal 2015 Executive Short Term Incentive Plan because they terminated employment prior to June 30, 2015. See “Compensation of Executive Officers – Compensation Discussion and Analysis – Key Elements of Compensation for Fiscal 2015 – Annual Non-Equity Incentive Plan.”

(2)	The amount reported in these columns are the dollar values of the restricted stock or stock options that would have been granted under our Fiscal 2015 Executive Long Term Incentive Plan if the Company’s threshold, target and maximum performance objectives were met. Under the Fiscal 2015 Executive Long Term Incentive Plan, the final awards to reflect actual performance are denominated in dollars and paid in shares of restricted stock or stock options determined by dividing the dollar amount of the award by the closing price of the Common Stock on the NASDAQ Stock Market’s Global Market on the award date, in the case of restricted stock awards, or the value of an option share on the date the Management Development Committee approves the payout under the plan, determined using a Black Scholes option-pricing model valuation, in the case of stock options. Pursuant to the terms of the Fiscal 2015 Executive Long Term Incentive Plan, Messrs. Armstrong and Chung received a grant of an option to purchase 53,597 and 19,716 shares, respectively, of Common Stock under the 2004 Stock Plan. These options were issued on September 29, 2015 and have an exercise price equal to the closing market price on that date. The full grant date fair value associated with these options is $162,400 and $59,740, respectively. One third of the option grant becomes exercisable on each anniversary of the date of grant if Messrs. Armstrong and Chung’s services or employment have not terminated on or prior to such date. The option awards become immediately exercisable in the event of a change in control as described under “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.” Messrs. Hoefing and Marchiando did not receive stock awards under the Fiscal 2015 Executive Long Term Incentive Plan because they terminated employment prior to June 30, 2015. See “Compensation of Executive Officers – Compensation Discussion and Analysis – Key Elements of Compensation for Fiscal 2015 – Long Term Equity Incentive Plan.”

39

(3)	One-third of the restricted stock award vests and risk of forfeitures and other restrictions lapse on such shares on each anniversary of the date of grant if the executive’s services or employment have not terminated on or prior to such date. The restricted stock awards become immediately vested and risk of forfeiture and other restrictions lapse in the event of a change in control as described under “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.” Messrs. Hoefing and Marchiando’s restricted stock awards were forfeited upon their termination of employment.

(4)	Twenty-five percent of the option becomes exercisable on each anniversary of the date of grant. The option shares become immediately exercisable in the event of a change in control as described under “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.” These options expire ten years from their date of grant or, if earlier, one year after the optionee’s death or permanent disability or three months after the optionee’s termination of employment.

(5)	The exercise price of these stock option awards under the 2004 Stock Plan was set at the closing sales price of the Common Stock on the NASDAQ Global Market on the Grant Date. See footnote 8 to this table for a description of the Grant Date.

(6)	Represents the full grant date fair value associated with stock awards under our Fiscal 2015 Executive Long Term Incentive Plan, calculated in accordance with FASB ASC Topic 718, excluding any forfeiture reserves recorded for those awards. There can be no assurance that the FASB ASC Topic 718 stock award amounts shown above will ever be realized. The assumptions we used to calculate these amounts are included in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2015. As discussed under “Compensation of Executive Officers – Compensation Discussion and Analysis – Key Elements of Compensation for Fiscal 2015 – Long Term Equity Incentive Plan,” the stock awards are earned based on an individual’s achievement of performance goals during fiscal 2015. The full grant date fair value was determined assuming achievement of the performance goals was at target levels, which would result in application of a 100% scaled payout multiplier, and assuming the Management Development Committee applied a 100% discretionary multiplier.

(7)	Represents the full grant date fair value associated with restricted stock awards, calculated in accordance with FASB ASC Topic 718, excluding any forfeiture reserves recorded for those awards. There can be no assurance that the FASB ASC Topic 718 restricted stock award amounts shown above will ever be realized. The assumptions we used to calculate these amounts are included in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2015. Messrs. Hoefing and Marchiando’s restricted stock awards were forfeited upon their termination of employment.

(8)	All awards under the 2004 Stock Plan are granted upon approval of the Management Development Committee. During fiscal 2015, the Management Development Committee granted stock option awards under the 2004 Stock Plan. Stock option awards made in fiscal 2015 became effective (the “Grant Date”) on the first business day of the month following the month in which the grant was approved by the Management Development Committee. The exercise price of the option award was set at the closing sales price of the Common Stock on the NASDAQ Global Market on the Grant Date.

(9)	Represents the full grant date fair value associated with stock options awards, calculated in accordance with FASB ASC Topic 718, excluding any forfeiture reserves recorded for these awards. There can be no assurance that the FASB ASC Topic 718 option award amounts shown above will ever be realized. The assumptions we used to calculate these amounts are included in Note 9 to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal 2015.

40

Employment Agreements

None of our executive officers, other than Mr. Armstrong, has an employment agreement with us, other than the agreements discussed under “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.”

Pursuant to his offer letter, Mr. Armstrong receives an annual base salary of $350,000 and participates in the Company’s annual incentive compensation plans. Mr. Armstrong is entitled to receive health, welfare, auto and other benefits generally available to senior management of the Company, and received reimbursement for reasonable relocation costs, such as temporary housing, travel expenses and moving costs through July 2014. In addition to stock options and restricted stock granted to Mr. Armstrong in fiscal 2014 and 2015, subject to and conditioned upon the future approval of the Board’s Management Development Committee, on December 1, 2015, if Mr. Armstrong continues to be employed by the Company as President and Chief Executive Officer at that date, he will be granted non-qualified stock options to purchase 100,000 shares of the Common Stock. As part of the offer letter, Mr. Armstrong is to be appointed to the Company’s Board of Directors so long as he serves as President and Chief Executive Officer.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information with respect to unexercised options and unearned shares held by the NEOs as of June 30, 2015.

OUTSTANDING EQUITY AWARDS AT 2015 FISCAL YEAR-END

Name	Option Awards(1)					Stock Awards(2)
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Shares Underlying Unexercised/ Unearned Options (#)(3)	Option Exercise Price ($)	Option Expiration Date(4)	Number of Shares That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(5)
Jeffrey M. Armstrong	─	─	46,204	7.63(6)	9/29/2025	10,100(7)	106,656
	─	100,000(8)	─	9.95	12/1/2024	3,000(9)	31,680
	25,000	75,000(10)	─	9.91	12/2/2023	─	─
Song Yop Chung	─	─	16,996	7.63(6)	9/29/2025	5,400(7)	57,024
	1,250	3,750	─	10.55	9/3/2023	2,000(9)	21,120
	4,000	4,000	─	5.70	9/4/2022	─	─
	3,000	1,500	─	6.14	9/1/2021	─	─
	3,000	─	─	6.05	5/2/2021	─	─
Mark S. Hoefing(11)	─	─	─	─	─	─	─
Keith R. Marchiando(12)	6,250	─	─	14.33	3/3/2024	─	─

(1)	The option award becomes immediately exercisable in the event of a change in control as described under “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.”

(2)	The restricted stock awards become immediately vested and risk of forfeiture and other restrictions lapse in the event of a change in control as described under “Compensation of Executive Officers – Potential Payments Upon Termination or Change in Control.”

(3)	As discussed under “Compensation of Executive Officers – Compensation Discussion and Analysis – Key Elements of Compensation for Fiscal 2015 – Long Term Equity Incentive Plan,” the stock option awards under the Fiscal 2015 Executive Long Term Incentive Plan identified in the table above are based on the assumption that the Company would achieve at the target level for each of the two performance goals during fiscal 2015, which would result in application of a 100% scaled payout multiplier, assuming the Management Development Committee applied a 100% discretionary multiplier and using a Black Scholes option-pricing model valuation for the Common Stock as of September 29, 2015 of $3.03. Pursuant to the terms of the Fiscal 2015 Executive Long Term Incentive Plan, Messrs. Armstrong and Chung received a grant of an option to purchase 53,597 and 19,716 shares, respectively, of Common Stock under the 2004 Stock Plan. These options were issued on September 29, 2015 and have an exercise price equal to the closing market price of the Common Stock on that date. One third of the option becomes exercisable on each anniversary of the date of grant if the executive’s services or employment have not terminated on or prior to such dates.

41

(4)	Options expire on the date indicated or, if earlier, one year after the optionee’s death or permanent disability or three months after the optionee’s termination of employment.

(5)	Market value was determined by multiplying the number of shares that have not vested by the closing market price of the Common Stock on June 30, 2015.

(6)	The closing market price of the Common Stock on September 29, 2915, the grant date for the options granted under the Fiscal 2015 Executive Long Term incentive Plan.

(7)	One third of these shares will vest and risk of forfeiture and other restrictions will lapse on those shares, on each of October 13, 2015, 2016 and 2017 if the executive’s services or employment have not terminated on or prior to such date.

(8)	One quarter of these shares will vest on each of December 1, 2015, 2016, 2017 and 2018 if the executive’s services or employment have not terminated on or prior to such date.

(9)	Pursuant to the 2014 Annual Incentive Plan, the executive received these grants of restricted stock under the 2004 Stock Plan on October 13, 2014. These shares will vest and risk of forfeiture and other restrictions will lapse on those shares on the first anniversary of the date of grant if the executive’s services or employment have not terminated on or prior to such date.

(10)	One third of these shares will vest on each of December 2, 2015, 2016, and 2017 if the executive’s services or employment have not terminated on or prior to such date.

(11)	Mr. Hoefing terminated employment with the Company on December 12, 2014 so that at June 30, 2015 he held no unexercised, unvested or unearned options or unvested or unearned shares.

(12)	Mr. Marchiando terminated employment with the Company on May 8, 2015 so that at June 30, 2015 he held no unvested or unearned options or shares

Option Exercises

The following table provides information with respect to options exercised by the NEOs, and restricted stock awards to the NEOs that vested, during fiscal 2015.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2015

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1) ($)	Number of Shares Acquired and Vesting	Value Realized on Vesting(2) ($)
Jeffrey M. Armstrong	0	0	0	0
Song Yop Chung	0	0	3,000	33,630
Mark S. Hoefing	53,250	243,278	3,000	33,630
Keith R. Marchiando	0	0	0	0

(1)	Calculated by multiplying the number of shares acquired upon exercise by the closing price of the Common Stock on the NASDAQ Global Market on the day preceding the exercise date less the exercise price of the option.

(2)	Calculated by multiplying the number of shares acquired upon vesting by the closing price of the Common Stock on the NASDAQ Global Market on the day preceding the vesting date.

42

Potential Payments Upon Termination or Change in Control

We have entered into severance agreements with Messrs. Armstrong and Chung. Under the terms of Mr. Armstrong’s severance agreement, in the event that we terminate his employment without “Cause” (provided such termination constitutes a “separation from service” under Code Section 409A), he will be paid an amount of cash severance equal to one times his current annual base salary, as in effect immediately prior to his termination, a prorated portion of any bonus he would have earned for the year of termination had Mr. Armstrong been employed at the end of the applicable bonus period, and continuation of Company-provided health, welfare and automobile benefits for one year or, if earlier, his date of death. Under the terms of Mr. Chung’s severance agreements, in the event his employment is terminated without “Cause” (provided such termination constitutes a “separation from service” under Code Section 409A), he will be paid an amount of severance equal to six months of his current annual base salary, as in effect immediately prior to his termination, a prorated portion of any bonus he would have earned for the year of termination had he been employed at the end of the applicable bonus period, and continuation of Company-provided health, welfare and automobile benefits for six months or, if earlier, his date of death. All severance payments and benefits will be paid or provided over the period during which we are required to provide the benefit.

The severance agreements also provide that, if the employment of our executive officers is terminated for any reason other than death, disability or Cause (provided such termination constitutes a “separation from service” under Code Section 409A), or they resign for “Good Reason,” six months prior to or within two years after a “Change in Control,” in lieu of the severance described in the prior paragraph, Mr. Armstrong will be entitled to an amount of severance equal to two times his current annual base salary, as in effect immediately prior to his termination, a prorated portion of his target bonus for the year of termination, based on the number of days worked in the year of termination, continuation of Company-provided health benefits for two years or, if earlier, his date of death, automobile benefits for one year or, if earlier, his date of death, other welfare benefits for two years and continued coverage under director and officer liability insurance policies for six years, and Mr. Chung will be entitled to an amount of severance equal to one times his current annual base salary, as in effect immediately prior to his termination, a prorated portion of his target bonus for the year of termination, based on the number of days worked in the year of termination, continuation of Company-provided health, welfare and automobile benefits for one year or, if earlier, his date of death and continued coverage under director and officer liability insurance policies for six years. Base salary and bonus severance payments will be paid in a lump sum at the time of termination of employment and other benefits will be provided over the period during which we are required to provide the benefit. To the extent that any severance payments would not be exempt from Code Section 409A and the Executive is determined to be a “specified employee” as defined under Code Section 409A, then such payments will be suspended for six months from the date of the Executive’s termination of employment. Suspended payments will be paid in a lump-sum, plus interest at the prime rate, plus two percent, at the end of the suspension period. The special severance expires three years from the date of the severance agreement, except that such expiration date shall be extended for consecutive one year periods, unless, at least 180 days prior to the expiration date, we notify the executive in writing that we are not extending the term of these provisions.

The NEOs have all entered into our standard executive agreement not to compete, restricting the executive’s right to compete with us for the longer of twelve months or the period in which we are required to make payments to the executive, and standard employee proprietary information and inventions agreement, containing confidentiality provisions and a two-year restriction on soliciting our employees. We have the right to cease all further payments under the NEOs severance agreements in the event that the NEO violates the executive non-competition agreement. The NEOs must sign a standard release to receive payments under the severance agreements, including standard non-disparagement provisions.

Payments under the severance agreements, when aggregated with any other “golden parachute” amounts (defined under Code Section 280G as compensation that becomes payable or accelerated due to a Change in Control) payable under this agreement or any of our other plans, agreements or policies, shall not exceed the golden parachute cap under Code Sections 280G and 4999.

Agreements relating to stock options granted and restricted stock awards under the 2004 Stock Plan to each of the executive officers named in the Summary Compensation Table, as well as stock options granted and restricted stock awards under the 2004 Stock Plan to our other officers, provide that such options become immediately exercisable and such restricted stock awards become immediately vested in the event of a Change in Control.

43

“Change in Control” for purposes of the severance agreements and the 2004 Stock Plan is generally defined as:

•	A merger of the Company in which the Company is not the survivor,

•	A share exchange transaction in which our shareholders own less than 50% of the stock of the survivor,

•	The sale or transfer of all or substantially all of our assets, or

•	Any person, or group of persons who agree to act together to acquire, hold, vote or dispose of the Common Stock, acquires more than 50% of the Common Stock.

To the extent the agreement or award under the 2004 Stock Plan is subject to Code Section 409A, the event shall not be considered a Change in Control unless it is also a change in ownership, effective control or in the ownership of a substantial portion of assets of the Company, within the meaning of Code Section 409A.

“Cause” is generally defined as the executive’s:

•	Personal dishonesty in connection with the performance of services for the Company,

•	Willful misconduct in connection with the performance of services for the Company,

•	Conviction for violation of any law involving (A) imprisonment that interferes with performance of duties or (B) moral turpitude,

•	Repeated and intentional failure to perform stated duties, after written notice is delivered identifying the failure, and it is not cured within 10 days,

•	Breach of a fiduciary duty to the Company,

•	Breach of executive agreement not to compete or employee proprietary information and inventions agreement, or

•	Prior to Change in Control, engaging in activities detrimental to interests of the Company that have a demonstrable adverse effect on the Company.

“Good Reason” is generally defined as the occurrence of any of the following events without the executive’s written consent, if the executive terminates employment within one year following the occurrence of such event:

•	Material diminution in the executive’s position, duties, responsibilities or status with the Company immediately prior to the Change in Control,

•	Material diminution in the executive’s base salary in effect immediately prior to the Change in Control which shall be a reduction in such base salary in effect immediately prior to the Change in Control which shall be a reduction in such base salary of five (5%) percent or more unless a greater reduction is required by Code Section 409A to constitute an “involuntary separation” from service,

•	Material required relocation of the executive’s principal place of employment which shall be a relocation of more than 50 miles from his or her place of employment prior to the Change in Control unless a relocation of a greater distance is required by Code Section 409A to constitute an “involuntary separation” from service, or

•	Breach of any provision in the severance agreements.

Messrs. Hoefing and Marchiando were also parties to a severance agreement similar to the other NEO’s (other than Mr. Armstrong). They terminated their employment with the Company on December 12, 2014 and May 8, 2015, respectively. Their severance agreements did not provide for payments to them upon their voluntary termination of employment.

The payments and services to each NEO under the provisions of their severance agreements, stock option agreements and restricted stock agreements in the event of their termination of their employment with the Company and/or a Change in Control of the Company are estimated to aggregate the following amounts. The estimate assumes that the termination of employment and/or Change in Control occurred on June 30, 2015, except as otherwise noted.

44

ESTIMATED AGGREGATE PAYMENTS UNDER SEVERANCE, STOCK OPTION
AND RESTRICTED STOCK AGREEMENTS UPON TERMINATION OF
EMPLOYMENT AND/OR CHANGE IN CONTROL

Name	Type of Payment Benefit	Prior to Change in Control		Following Change in Control
		Retirement, Voluntary Termination by NEO or For Cause Termination By Company	Involuntary Termination Without Cause By Company (1)	No Termination of Employment	Voluntary Termination by NEO, Without Good Reason, or For Cause Termination By Company	Voluntary Termination By NEO, For Good Reason, or Involuntary Termination By Company, Other Than For Cause (2)
Jeffrey M. Armstrong	Cash Payment Stock Options(3) Stock Awards(4) Benefits Total	$ 0 $ 0 $ 0 $ 0 $ 0	$473,821 $ 0 $ 0 $13,317 $487,138	$ 0 $ 109,750 $ 138,336 $ 0 $ 248,086	$ 0 $ 109,750 $ 138,336 $ 0 $ 248,086	$875,000 $109,750 $138,336 $19,435 $1,142,521
Song Yop Chung	Cash Payment Stock Options(3) Stock Awards(4) Benefits Total	$ 0 $ 0 $ 0 $ 0 $ 0	$163,302 $ 0 $ 0 $12,839 $176,171	$ 0 $ 26,107 $ 78,144 $ 0 $104,251	$ 0 $ 26,107 $ 78,144 $ 0 $104,251	$292,400 $ 26,107 $ 78,144 $ 25,678 $422,329
Mark S. Hoefing(5)	Cash Payment Stock Options(3) Stock Awards(4) Benefits Total	$ 0 $ 0 $ 0 $ 0 $ 0	$ 0 $ 0 $ 0 $ 0 $ 0	$ 0 $ 0 $ 0 $ 0 $ 0	$ 0 $ 0 $ 0 $ 0 $ 0	$ 0 $ 0 $ 0 $ 0 $ 0
Keith R. Marchiando(6)	Cash Payment Stock Options(3) Stock Awards(4) Benefits Total	$ 0 $ 0 $ 0 $ 0 $ 0	$ 0 $ 0 $ 0 $ 0 $ 0	$ 0 $ 0 $ 0 $ 0 $ 0	$ 0 $ 0 $ 0 $ 0 $ 0	$ 0 $ 0 $ 0 $ 0 $ 0

(1)	In preparing the above estimates we assumed that the annual bonus was payable at the same level as the bonus was earned for fiscal 2015, valued the executive life insurance and automobile benefits at the actual cost incurred by the Company in fiscal 2015 for such benefits, and valued the health and welfare plan benefits, other than executive life insurance, at the cost of COBRA coverage for that employee as of June 30, 2015, except for Mr. Armstrong, for whom we valued the benefits at the dollar value of payments made to him in fiscal 2015 in lieu of coverage under such plans.
(2)	In preparing the above estimates we assumed that the executive would receive his or her full target bonus for the year of termination, valued the executive life insurance and automobile benefits at the actual cost incurred by the Company in fiscal 2015 for such benefits, and valued the health and welfare plan benefits, other than executive life insurance, at the cost of COBRA coverage for that employee as of June 30, 2015, except for Mr. Armstrong, for whom we valued the benefits at the dollar value of payments made to him in fiscal 2015 in lieu of coverage under such plans.
(3)	Calculated by multiplying the number of shares underlying unexercisable options the exercisability of which is accelerated, and the exercise price of which is less than such closing price, by $10.56, the closing price of the Common Stock on the NASDAQ Global Market on June 30, 2015, less the exercise price of such option.

45

(4)	Calculated by multiplying the number of unearned shares of restricted stock the vesting of which is accelerated, by $10.56, the closing price of the Common Stock on the NASDAQ Global Market on June 30, 2015.
(5)	Mr. Hoefing resigned from the Company on December 12, 2014 as Senior Vice President and Chief Operating Officer. Mr. Hoefing was not eligible to receive any payments under a severance agreement nor acceleration of the vesting of any stock options or restricted stock awards upon termination of his employment.
(6)	Mr. Marchiando resigned from the Company on May 8, 2015 as Vice President – Finance and Chief Financial Officer. Mr. Marchiando was not eligible to receive any payments under a severance agreement nor acceleration of the vesting of any stock options or stock awards upon termination of his employment.

RELATED PARTY TRANSACTIONS

Although we do not have a written policy with regard to the approval of transactions between the Company and its executive officers and directors, such transactions are subject to the limitations on conflicts of interest contained in the Company’s Code of Ethics and are generally discouraged by the Company. To the extent any such transactions are proposed, they would be subject to approval by the Audit Committee of the Board of Directors in accordance with the Audit Committee’s charter, applicable law and the NASDAQ Marketplace Rules, which require that any such transactions required to be disclosed in our proxy statement be approved by a committee of independent directors of our Board of Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Policy for Pre-Approval of Audit and Non-Audit Services

The Audit Committee has adopted a policy regarding audit and non-audit services that may be provided by our independent registered public accounting firm. The policy sets forth the procedures and conditions pursuant to which services proposed to be performed by the independent registered public accounting firm must be pre-approved. The policy provides that the Audit Committee will consider whether services to be performed by the independent registered public accounting firm are consistent with the SEC’s rules on auditor independence. In particular, the policy expressly names all services the independent registered public accounting firm may not perform and, in the case of other services, requires the Audit Committee to consider whether the independent registered public accounting firm is the best positioned to provide the most effective and efficient service.

The policy provides that the Audit Committee will review and pre-approve annually, and periodically thereafter as required, the services proposed to be provided by the independent registered public accounting firm in the categories of audit services, audit related services, tax services and all other services. In addition, the Audit Committee is to determine the appropriate ratio of audit, audit related and tax services to all other services. The Audit Committee has delegated to the chairman of the Audit Committee and, if he or she is unavailable, another member of the Audit Committee, authority to pre-approve audit and non-audit services proposed to be performed by the independent registered public accounting firm not previously approved by the Audit Committee. Under the policy, the Audit Committee is to be informed on a timely basis of services actually rendered by the independent registered public accounting firm, including those pre-approved by a member of the Audit Committee. The Chief Financial Officer of the Company is to immediately report to the Chairman of the Audit Committee any breach of the policy.

All of the services described below under audit fees, audit-related fees, tax fees and all other fees arising in fiscal 2015 and 2014 were approved by the Audit Committee pursuant to its pre-approval policies and procedures prior to the service being provided. None of the audit-related fees or tax fees described below arising in fiscal 2015 and 2014 were approved by the Audit Committee after the initiation of such services pursuant to an exemption from the SEC’s requirements relating to approval of these types of services by the Audit Committee prior to the provision of the service under Section 2.01(c)(7)(i)(C) of SEC Regulation S-X.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees and expenses billed by BDO for professional services rendered for the audit of our annual consolidated financial statements and internal controls over financial reporting, reviews of the quarterly consolidated financial statements included in our Forms 10-Q and audit services provided in connection with other regulatory filings were $429,304 in fiscal 2015 and $414,623 in fiscal 2014.

Audit-Related Fees. BDO did not render any audit-related services to the Company in fiscal 2015 or fiscal 2014.

Tax Fees. BDO did not render any tax related services to the Company in fiscal 2015. The aggregate fees and expenses billed by BDO for preparation of a transfer pricing tax study were $15,266 in fiscal 2014.

46

All Other Fees. BDO did not render any other services for the Company in fiscal 2015 or fiscal 2014.

The Audit Committee of the Board does not consider the provision of the services described above by BDO to be incompatible with the maintenance of BDO’s independence.

SHAREHOLDER PROPOSALS AND NOMINEES FOR 2016 ANNUAL MEETING

Shareholder Proposals

Shareholder proposals intended to be presented at the 2016 annual meeting which are eligible for inclusion in our proxy statement for that meeting under Rule 14a-8 promulgated under the Exchange Act, must be received by the Secretary of the Company at 47827 Halyard Drive, Plymouth, MI 48170, no later than June 1, 2016 in order to be considered for inclusion in our proxy statement relating to that meeting. In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proposals be submitted by certified mail, return receipt requested.

If Proposal 3 is not approved by the shareholders, shareholder proposals intended to be presented at the 2016 annual meeting which are not eligible for inclusion in our proxy statement for that meeting under Rule 14a-8 are considered untimely under Rule 14a-5 promulgated under the Exchange Act unless received by the Secretary of the Company at the Company’s offices no later than August 15, 2016.

However, if Proposal 3 is approved by the shareholders, Article I, Section 10 of our Bylaws will provide that, in order to be properly brought before the 2016 annual meeting, written notice of such proposal, along with the information required by Article I, Section 10, must be received by the Secretary of the Company at our principal executive offices no earlier than the close of business on August 12, 2016 and no later than September 11, 2016. If the annual meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the 2015 annual meeting, the notice must be delivered not earlier than the close of business on the 90th day prior to the 2016 annual meeting and not later than the close of business on the 60th day prior to the 2016 annual meeting or, if later, the 10th day following the day on which a public announcement of the date of the 2016 annual meeting is first made by the Company.

We expect the persons named as proxies for the 2016 annual meeting to use their discretionary voting authority, to the extent permitted by law, with respect to any proposal considered untimely at the 2016 annual meeting.

Only persons who are shareholders both as of the giving of notice and the date of the shareholder meeting and who are eligible to vote at the shareholder meeting are eligible to propose business to be brought before a shareholder meeting. The proposing shareholder (or his qualified representative) must attend the shareholder meeting in person and present the proposed business in order for the proposed business to be considered.

Shareholder Nominees

Shareholders desiring to recommend candidates for consideration and evaluation by the Nominating and Corporate Governance Committee for the 2016 annual meeting should submit such recommendations in writing to the Nominating and Corporate Governance Committee, c/o Secretary, Perceptron, Inc., 47827 Halyard Drive, Plymouth, MI 48170 no later than May 2, 2016. The recommendation should be accompanied by the following: (i) the name, address, e-mail address (if any), and telephone number of the shareholder, the number of shares of the Common Stock beneficially owned by the shareholder and proof of the shareholder’s beneficial ownership of the Common Stock by one of the means set forth in Rule 14a-8(b)(2) promulgated under the Exchange Act; (ii) the name, address, e-mail address (if any) and telephone number of the proposed nominee and the number of shares of the Common Stock beneficially owned by the nominee; (iii) a detailed description of the proposed nominee’s business, professional, public, academic, scientific or technological experience and other qualifications for Board membership, including the name and address of other businesses for which the proposed nominee has provided services, or for which he or she has served as a director, in the last five years, a description of the proposed nominee’s specific experience in such position and the proposed nominee’s academic achievements; (iv) a description of any potential conflicts between the interests of the Company and its shareholders and the proposed nominee; (v) a written agreement by the proposed nominee to serve as a member of the Company’s Board if nominated and elected; and (vi) a written representation by the shareholder and the proposed nominee that the proposed nominee is not an affiliate or affiliated party with respect to the shareholder. The Secretary will forward any recommendations to the Nominating and Corporate Governance Committee. The nominating shareholder and proposed nominee may be requested to provide additional information regarding the shareholder or the proposed nominee and to attend one or more interviews, in each case, as requested by the Board or Nominating and Corporate Governance Committee.

47

If Proposal 3 is approved by the shareholders, shareholders proposing director nominees at the 2016 annual meeting of shareholders must provide written notice of such intention, along with the other information required by Article 1, Section 10 of our Bylaws, to the Secretary of the Company at our principal executive offices no earlier than the close of business on August 12, 2016 and no later than September 11, 2016. If the annual meeting is advanced by more than 30 days or delayed by more than 70 days from the anniversary date of the 2015 annual meeting, the notice must be delivered not earlier than the close of business on the 90th day prior to the 2016 annual meeting and not later than the close of business on the 60th day prior to the 2016 annual meeting or, if later, the 10th day following the day on which a public announcement of the date of the 2016 annual meeting is first made by the Company. Notwithstanding the foregoing, if the number of directors to be elected is increased and there is no public disclosure regarding such increase or naming all of the nominees for director at least 70 days prior to the first anniversary of the prior year’s annual meeting, then shareholder notice with regard to nomination of directors shall be considered timely if received by the Secretary of the Company no later than the 10th day following public disclosure of the increase in the number of directors to be elected. A proponent must also update the information provided in or with the notice at the times specified by our Bylaws. Nomination notices which do not contain the information required by our Bylaws or which are not delivered in compliance with the procedure set forth in our Bylaws will not be considered at the shareholder meeting.

Only persons who are shareholders both as of the giving of notice and the date of the shareholder meeting and who are eligible to vote at the shareholder meeting are eligible to nominate directors. The nominating shareholder (or his qualified representative) must attend the shareholder meeting in person and present the proposed nominee in order for the proposed nominee to be considered.

See “Corporate Governance – Board Leadership Structure and Board and Committee Information – Nominating and Corporate Governance Committee” for a description of the standards used by the Nominating and Corporate Governance Committee to evaluate candidates recommended by shareholders.

OTHER MATTERS

At the date of this Proxy Statement, the Board is not aware of any matters to be presented for action at the Annual Meeting other than those described above. However, if any other matters requiring a shareholder vote properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment, to the extent permitted by law, on such matters.

48

APPENDIX A

AMENDMENT TO ARTICLE 1, SECTION 10 OF BYLAWS

REGARDING ADVANCE NOTICE PROVISIONS

Section 10. ADVANCE NOTICE PROVISIONS FOR SHAREHOLDER BUSINESS AND NOMINATIONS.

(a) Director Nominations.

(1) Only persons who are nominated in accordance with the procedures set forth in this Section 10 shall be eligible to serve as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at an annual or special meeting of shareholders (i) by or at the direction of the board of directors or any duly authorized committee thereof (including, without limitation, by making reference to the nominees in the proxy statement delivered to shareholders on behalf of the board of directors), or (ii) by any shareholder of the Corporation who was a shareholder of record both at the time of giving of notice provided for in this Section 10 and at the time of the shareholders meeting, who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 10, who attends, or whose duly qualified representative attends, the meeting and makes such nomination(s) and, in the case of nominations for election at a special meeting, only if the board of directors or a court has first determined that directors are to be elected at such meeting. Unless otherwise provided in the Corporation’s articles of incorporation, Section 10(1)(ii) shall be the exclusive means for a shareholder to propose or make any nomination of a person or persons for election to the board to be considered by the shareholders at an annual meeting or special meeting.

(2) Except as may be otherwise required by law, for nominations to be made by a shareholder at an annual meeting or, if the board of directors has first determined that directors are to be elected at a special meeting, at a special meeting, the shareholder must (i) provide Timely Notice thereof in writing and in proper form (as provided in Section 10 (a)(3)) to the secretary of the Corporation at the Corporation’s principal office and (ii) provide any updates or supplements to such notice at the times and in the form required by Section 10(c).

(3) To be in proper form for purposes of this Section 10(a), a shareholder’s notice must set forth the following information:

(i) as to each person whom the shareholder proposes to nominate for election or reelection as a director (A) all information relating to such proposed nominee that would be required to be set forth in a shareholder’s notice pursuant to this Section 10 if such proposed nominee were a Proposing Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 under the Exchange Act and the rules and regulations thereunder (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, arrangements or understandings between or among any Proposing Person and each proposed nominee, and his or her respective affiliates and associates, and (D) an undertaking from each such person to be nominated that, if elected to the board of directors, they will comply with all corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines and other policies of the Corporation that are generally applicable from time to time to directors who are not employees of the Corporation;

(ii) as to each Proposing Person, (A) the name and address of such Proposing Person and, as to the shareholder providing the notice, such name and address as they appear on the Corporation’s books, (B) a statement describing and quantifying in reasonable detail any Material Ownership Interests, (C) the amount of any equity securities beneficially owned (as defined in Rule 13d-3 (or any successor thereof) under the Exchange Act) in any direct competitor of the Corporation or its operating subsidiaries if such nominee(s) and the Proposing Persons, in the aggregate, beneficially own 5% or more of any class of equity securities of such direct competitor, and (D) whether the Proposing Person intends to solicit proxies from shareholders in support of such nominee(s); and

(iii) a representation that the shareholder providing the notice intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice.

(4) The shareholder providing the notice shall furnish such other information as may reasonably be requested by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable shareholder’s understanding of the independence or lack of independence of such nominee.

A-1

(5) Notwithstanding anything in the Timely Notice requirement in Section 10(a)(2) to the contrary, in the event that the number of directors to be elected to the board of directors is increased and there is no Public Announcement by the Corporation naming all of the nominees for director or, in the alternative, specifying the size of the increased board of directors at least 70 days prior to the first anniversary of the preceding year’s annual meeting of shareholders, a shareholder’s notice required by this Section 10 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to or mailed and received by the secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Corporation.

(b) Other Business.

(1) At any annual or special meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a shareholders meeting, business (except as provided in the next sentence), must be (A) specified in the notice of meeting given by or at the direction of the board of directors (or any duly authorized committee thereof), (B) brought before the meeting by or at the direction of the board of directors, the chairperson or the president, or (C) otherwise properly brought by any shareholder of the Corporation who was a shareholder of record both at the time of giving of notice provided for in this Section and at the time of the meeting of shareholders, who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Section 10(b) and who attends, or whose duly qualified representative attends, the meeting and presents such business to the meeting. Except (i) for proposals made in accordance with the procedures and conditions set forth in Rule 14a-8 (or any successor thereof) under the Exchange Act and included in the notice of meeting and proxy statement given by or at the direction of the board of directors (or any duly authorized committee thereof), (ii) for director nominations (which shall be governed by Section 10(a)) and (iii) as otherwise required by applicable law, this Section 10(b) shall be the exclusive means for a shareholder to propose business to be brought before any meeting of shareholders.

(2) Except as may be otherwise required by law, for business to be properly brought before an annual or special meeting by a shareholder or shareholders pursuant to this Section 10(b), (i) the business must otherwise be a proper matter for shareholder action under applicable law and (ii) the shareholder must (A) provide Timely Notice thereof in writing and in proper form to the secretary of the Corporation at the Corporation’s principal office and (B) provide any updates or supplements to such notice at the times and in the form required by Section 10(c).

(3) To be in proper form for purposes of this Section 10(b), a shareholder’s notice shall set forth the following information:

(i) a brief description of the business desired to be brought before the meeting (including the text of any resolutions or bylaw amendments proposed for consideration) and the reasons for conducting such business at the meeting;

(ii) all information relating to such proposed business that is required to be included in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Section 14 under the Exchange Act and the rules and regulations thereunder in connection with the meeting at which such proposed business is to be acted upon;

(iii) a brief description of any material interest in such business of each Proposing Person and a brief description of all agreements, arrangements and understandings between such Proposing Person and any other person or persons (including their names) in connection with the proposal of such business;

(iv) as to each Proposing Person, (A) the name and address of such Proposing Person and, as to the shareholder providing the notice, such name and address as they appear on the Corporation’s books, (B) a statement describing and quantifying in reasonable detail any Material Ownership Interests, and (C) whether the Proposing Person intends to solicit proxies from shareholders in support of such business; and

(v) a representation that the shareholder providing the notice intends to appear in person or by proxy at the meeting to propose the business identified in the shareholder’s notice.

(c) Requirement to Update Information. A shareholder providing any notice as provided in Section 10 (a) or (b) shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to Section 10 or 10(b), as applicable, shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting date or any adjournment or postponement thereof, and such update and supplement shall be delivered to or otherwise received by the secretary at the principal executive offices of the Corporation not later than two (2) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than eight (8) business days prior to the date for the meeting or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

A-2

(d) Determination of Improperly Brought Nomination or Business. The chairperson of the meeting shall, if the facts so warrant, determine and declare to the meeting that one or more nominations or other business was not properly brought before the meeting in accordance with the provisions of this Section 10 and, if the chairperson should so determine, the chairperson shall so declare to the meeting and any such defective nomination shall be disregarded and any such improperly brought business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.

(e) Definitions. As used in this Section 10, the following terms have the meanings ascribed to them below.

(1) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(2) “Material Ownership Interests” means (i) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially (as defined in Rule 13d-3 (or any successor thereof) under the Exchange Act) and of record by such Proposing Person, (ii) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation (a “Derivative Instrument”) directly or indirectly owned beneficially by such Proposing Person, (iii) any proxy, contract, arrangement, understanding, or relationship pursuant to which such Proposing Person has a right to vote any shares of any security of the Corporation, (iv) any short interest beneficially owned or held by such Proposing Person in any security of the Corporation, (v) any rights to dividends on the shares of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (vi) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a (A) limited liability company in which the Proposing Person is a member or, directly or indirectly, beneficially owns an interest in a member, or (B) general or limited partnership in which such Proposing Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, and (vii) any performance related fees (other than an asset-based fee) to which such Proposing Person is entitled based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice.

(3) “Proposing Person” means (i) the shareholder providing the notice of the nomination or business proposed to be made or presented at the meeting, (ii) the beneficial owner, if different, on whose behalf the nomination or business proposed to be made or presented at the meeting is made, (iii) any affiliate or associate of such beneficial owner (as such terms are defined in Rule 12b-2 (or any successor thereof) under the Exchange Act), and (iv) any other person with whom such shareholder or such beneficial owner (or any of their respective affiliates or associates) is acting in concert,

(4) “Public Announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press, Prime Newswire, Marketwire, PR Newswire or comparable news service or in a document furnished to or filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and publicly available.

(5) “Timely Notice.”

(i) With respect to an annual meeting, a notice is a Timely Notice if it (A) is delivered to the secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day and not later than the close of business on the 60th day prior to the one-year anniversary of the preceding year’s annual meeting, and (B) contains all of the information required to be contained therein by the applicable provisions of this Section 10; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 70 days from such anniversary date or if the Corporation did not hold an annual meeting in the preceding fiscal year, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the 60th day prior to such annual meeting or, if later, the 10th day following the day on which a Public Announcement of the date of such meeting is first made by the Corporation.

A-3

(ii) With respect to a special meeting, a notice is a Timely Notice if it (A) (I) is delivered to the secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or, if later, the 10th day following the day on which a Public Announcement is first made of the date of the special meeting, or (II) is delivered at the time a request for a special meeting is submitted in proper form to the secretary, by Proposing Persons, if the special meeting is called at the request of shareholders and (B) contains all of the information required to be contained therein by the applicable provisions of Section 10.

(iii) In no event shall the public announcement of a postponement or adjournment of an annual or special meeting to a later date or time commence a new time period for the giving of a shareholder’s notice as described above.

(f) Compliance With Applicable Law. Notwithstanding the foregoing provisions of this Section 10, a shareholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights of (i) shareholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereof) under the Exchange Act, or (ii) the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the articles of incorporation.

A-4

APPENDIX B

AMENDMENT TO ARTICLE X OF BYLAWS REGARDING

AUTHORITY OF BOARD TO AMEND BYLAWS

ARTICLE X

AMENDMENT OF BYLAWS

Shareholders or the Board of Directors of the Corporation shall have the power at any regular or special meeting of shareholders or Board to alter, amend, add to, rescind or repeal the Bylaws of the Corporation by the affirmative vote of a majority of the outstanding shares of stock of the Corporation entitled to vote at such meeting, or by a majority of the Directors in office, including any vacancies, at the time of the meeting of the Board at which such change is sought to be adopted, provided that notice of such alteration, amendment, repeal or adoption of new Bylaws be contained in the notice of such meeting.

B-1

ANNUAL MEETING OF SHAREHOLDERS OF

PERCEPTRON, INC.

November 10, 2015

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement and 2015 Annual Report
are available at http://www.astproxyportal.com/ast/05067/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20733030303000000000 3 111015

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS Directors recommend a vote for the following nominees to hold office until the Annual Meeting of Shareholders in 2016.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Jeffrey M. Armstrong
- ○ Kenneth R. Dabrowski
- ○ Philip J. DeCocco
- ○ W. Richard Marz
- ○ C. Richard Neely, Jr.
- ○ Robert S. Oswald
- ○ Terryll R. Smith

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. RATIFICATION OF THE FIRST AMENDED AND RESTATED RIGHTS PLAN Directors recommend ratification of the rights plan.	☐	☐	☐
3. APPROVAL OF THE AMENDMENT TO THE BYLAWS TO ADD ADVANCE NOTICE PROVISIONS FOR SHAREHOLDER BUSINESS AND DIRECTOR NOMINATIONS Directors recommend approval of the amendment.	☐	☐	☐
4. APPROVAL OF THE AMENDMENT TO THE BYLAWS REGARDING THE BOARD OF DIRECTORS' AUTHORITY TO AMEND THE BYLAWS Directors recommend approval of the amendment.	☐	☐	☐
5. NON-BINDING RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS Directors recommend approval of the resolution.	☐	☐	☐
6. RATIFY THE SELECTION OF BDO USA, LLP AS INDEPENDENT AUDITORS Directors recommend the ratification of the selection of BDO USA, LLC as the Company's independent auditors.	☐	☐	☐

If no choice is specified, this proxy will be voted "FOR" the election of the Company's nominees as Directors listed in Proposal 1 (including the election of any person for the Board of Directors where a nominee named in the Proxy Statement is unable or, for good cause, will not serve), "FOR" Proposal 2, "FOR" Proposal 3, "FOR" Proposal 4, "FOR" Proposal 5 and "FOR" Proposal 6.

Discretionary authority is hereby conferred as to any other matters as may properly come before the Annual Meeting. The undersigned acknowledges receipt of the 2015 Annual Report, and the Proxy Statement and Notice of said meeting both dated September 29, 2015.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1

PERCEPTRON, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PERCEPTRON, INC.

The undersigned shareholder hereby appoints JEFFREY M. ARMSTRONG and THOMAS S. VAUGHN, or any one of them, the attorney and proxies of the undersigned, with power of substitution, to vote all shares of common stock of Perceptron, Inc. standing in the name of the undersigned at the close of business on September 18, 2015 at the Annual Meeting of Shareholders of Perceptron, Inc. to be held on Tuesday, November 10, 2015 at 9:00 a.m., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there present.

The shareholder instructs the proxies to vote as specified on this proxy on the matters described in the Proxy Statement dated September 29, 2015. Proxies will be voted as instructed.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS

If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail please visit http://www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select **Receive Company Mailings via E-Mail** and provide your e-mail address.

(Continued and to be signed on the reverse side)

SEE REVERSE SIDE

COMMENTS:

1.1

14475